UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2020

Date of reporting period: May 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.20

SEMI-ANNUAL REPORT

AB DISCOVERY VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Discovery Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY VALUE FUND | 1

SEMI-ANNUAL REPORT

July 9, 2020

This report provides management’s discussion of fund performance for AB Discovery Value Fund for the semi-annual reporting period ended May 31, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2020 (unaudited)

	6 Months	12 Months

AB DISCOVERY VALUE FUND

Class A Shares	-22.70%	-15.07%

Class C Shares	-23.00%	-15.69%

Advisor Class Shares[1]	-22.63%	-14.86%

Class R Shares[1]	-22.83%	-15.38%

Class K Shares[1]	-22.73%	-15.11%

Class I Shares[1]	-22.56%	-14.82%

Class Z Shares[1]	-22.52%	-14.72%

Primary Benchmark: Russell 2500 Value Index	-20.28%	-11.68%

Russell 2500 Index	-11.72%	-0.80%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Russell 2500 Value Index, as well as the Russell 2500 Index, which represents small- and mid-cap stocks, for the six- and 12-month periods ended May 31, 2020.

During both periods, all share classes underperformed the primary benchmark and Russell 2500 Index, before sales charges. Security selection drove the underperformance, relative to the benchmark. Security selection within the financials and materials sectors detracted, while selection within real estate and consumer discretionary contributed. Overall, sector selection was positive. An overweight to technology contributed, while an underweight to health care detracted.

The Fund did not utilize derivatives during either period.

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MARKET REVIEW AND INVESTMENT STRATEGY

US and international equities recorded negative returns for the six-month period ended May 31, 2020. All markets rallied at the conclusion of the period, rising off lows reached in March as the COVID-19 pandemic caused global equity markets to decline from all-time highs in mid-February. Continued support from central banks, early stage reopening of global economies and the prospect of a potential vaccine helped lift investor sentiment, despite a sharp contraction of economic growth and a resurgence of US-China tensions. At the end of the period, small-cap stocks briefly outperformed large-cap stocks. For most of the period, growth stocks outperformed their value-style peers; however, value saw a strong resurgence late in the period and outperformed growth.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded

(continued on next page)

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funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

abfunds.com	AB DISCOVERY VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-15.07%	-18.69%

5 Years	-0.42%	-1.28%

10 Years	6.63%	6.17%

CLASS C SHARES

1 Year	-15.69%	-16.51%

5 Years	-1.16%	-1.16%

10 Years	5.86%	5.86%

ADVISOR CLASS SHARES[1]

1 Year	-14.86%	-14.86%

5 Years	-0.17%	-0.17%

10 Years	6.93%	6.93%

CLASS R SHARES[1]

1 Year	-15.38%	-15.38%

5 Years	-0.80%	-0.80%

10 Years	6.28%	6.28%

CLASS K SHARES[1]

1 Year	-15.11%	-15.11%

5 Years	-0.50%	-0.50%

10 Years	6.60%	6.60%

CLASS I SHARES[1]

1 Year	-14.82%	-14.82%

5 Years	-0.15%	-0.15%

10 Years	6.95%	6.95%

CLASS Z SHARES[1]

1 Year	-14.72%	-14.72%

5 Years	-0.07%	-0.07%

Since Inception[2]	2.96%	2.96%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.13%, 1.88%, 0.88%, 1.53%, 1.22%, 0.88% and 0.79% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-22.78%

5 Years	-0.70%

10 Years	7.37%

CLASS C SHARES

1 Year	-20.69%

5 Years	-0.57%

10 Years	7.07%

ADVISOR CLASS SHARES[1]

1 Year	-19.12%

5 Years	0.43%

10 Years	8.14%

CLASS R SHARES[1]

1 Year	-19.64%

5 Years	-0.21%

10 Years	7.49%

CLASS K SHARES[1]

1 Year	-19.42%

5 Years	0.10%

10 Years	7.80%

CLASS I SHARES[1]

1 Year	-19.16%

5 Years	0.44%

10 Years	8.16%

CLASS Z SHARES[1]

1 Year	-19.07%

5 Years	0.52%

Since Inception[2]	3.12%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$773.00	$5.10	1.15%
Hypothetical**	$1,000	$1,019.25	$5.81	1.15%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$770.00	$8.41	1.90%
Hypothetical**	$1,000	$1,015.50	$9.57	1.90%
Advisor Class
Actual	$1,000	$773.70	$3.99	0.90%
Hypothetical**	$1,000	$1,020.50	$4.55	0.90%
Class R
Actual	$1,000	$771.70	$6.82	1.54%
Hypothetical**	$1,000	$1,017.30	$7.77	1.54%
Class K
Actual	$1,000	$772.70	$5.45	1.23%
Hypothetical**	$1,000	$1,018.85	$6.21	1.23%
Class I
Actual	$1,000	$774.40	$3.90	0.88%
Hypothetical**	$1,000	$1,020.60	$4.45	0.88%
Class Z
Actual	$1,000	$774.80	$3.55	0.80%
Hypothetical**	$1,000	$1,021.00	$4.04	0.80%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,186.1

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Williams-Sonoma, Inc.	$42,480,951	2.0%

Masonite International Corp.	39,279,967	1.8

Papa John’s International, Inc.	39,057,863	1.8

Hain Celestial Group, Inc. (The)	37,189,843	1.7

CubeSmart	35,405,378	1.6

PulteGroup, Inc.	34,718,359	1.6

Regal Beloit Corp.	34,716,267	1.6

CommVault Systems, Inc.	33,243,757	1.5

Alliant Energy Corp.	33,207,878	1.5

Nomad Foods Ltd.	32,772,534	1.5

	$362,072,797	16.6%

1	All data are as of May 31, 2020. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

May 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Financials – 19.2%
Banks – 8.6%
Associated Banc-Corp.	2,150,291	$30,125,577
Comerica, Inc.	593,523	21,574,561
Sterling Bancorp/DE(a)	1,609,768	19,800,146
Synovus Financial Corp.	1,125,983	21,607,614
Texas Capital Bancshares, Inc.(b)	489,875	13,109,055
Umpqua Holdings Corp.	2,448,219	27,885,214
Webster Financial Corp.	846,789	23,964,129
Zions Bancorp NA(a)	876,268	28,833,599

		186,899,895

Capital Markets – 1.0%
Moelis & Co.(a)	649,007	21,826,105

Consumer Finance – 0.4%
OneMain Holdings, Inc.	414,528	9,670,938

Insurance – 7.0%
American Financial Group, Inc./OH(a)	334,676	20,160,882
Everest Re Group Ltd.	132,890	26,366,705
First American Financial Corp.	511,582	25,829,775
Hanover Insurance Group, Inc. (The)	211,921	21,266,272
Kemper Corp.(a)	261,962	16,608,391
Reinsurance Group of America, Inc. – Class A	305,926	27,762,785
Selective Insurance Group, Inc.(a)	305,135	16,004,331

		153,999,141

Thrifts & Mortgage Finance – 2.2%
BankUnited, Inc.	1,385,895	25,611,340
Essent Group Ltd.	661,091	21,849,057

		47,460,397

		419,856,476

Industrials – 16.4%
Aerospace & Defense – 0.6%
AAR Corp.(a)	666,184	13,436,931

Air Freight & Logistics – 0.7%
Hub Group, Inc. – Class A(b)	25,563	1,195,582
XPO Logistics, Inc.(a)(b)	175,610	13,839,824

		15,035,406

Airlines – 1.8%
Alaska Air Group, Inc.	571,250	19,531,037
SkyWest, Inc.	613,840	19,685,849

		39,216,886

Building Products – 1.8%
Masonite International Corp.(b)	591,744	39,279,967

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction & Engineering – 2.7%
AECOM(b)	706,490	$27,390,617
Quanta Services, Inc.	882,794	32,601,583

		59,992,200

Electrical Equipment – 2.9%
EnerSys	445,244	28,183,945
Regal Beloit Corp.(a)	436,463	34,716,267

		62,900,212

Machinery – 2.8%
Kennametal, Inc.(a)	1,155,578	32,055,734
Oshkosh Corp.	402,750	28,925,505

		60,981,239

Road & Rail – 1.4%
Knight-Swift Transportation Holdings, Inc.(a)	768,483	31,976,578

Trading Companies & Distributors – 1.7%
MRC Global, Inc.(b)	2,856,569	16,910,888
United Rentals, Inc.(a)(b)	142,430	19,782,103

		36,692,991

		359,512,410

Consumer Discretionary – 16.1%
Auto Components – 2.5%
Dana, Inc.(a)	2,422,391	30,619,022
Lear Corp.(a)	237,393	25,175,528

		55,794,550

Diversified Consumer Services – 0.2%
Houghton Mifflin Harcourt Co.(b)	2,260,385	3,458,389

Hotels, Restaurants & Leisure – 1.8%
Papa John’s International, Inc.(a)	501,449	39,057,863

Household Durables – 3.0%
KB Home	446,220	14,760,957
PulteGroup, Inc.	1,022,030	34,718,359
Taylor Morrison Home Corp. – Class A(a)(b)	859,360	16,611,429

		66,090,745

Leisure Products – 2.9%
Brunswick Corp./DE(a)	582,565	32,046,901
Callaway Golf Co.(a)	2,006,631	30,741,587

		62,788,488

Specialty Retail – 2.8%
Foot Locker, Inc.(a)	691,134	19,144,412
Williams-Sonoma, Inc.(a)	510,527	42,480,951

		61,625,363

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 2.9%
Capri Holdings Ltd.(a)(b)	583,711	$8,779,013
Crocs, Inc.(b)	668,650	19,156,823
Ralph Lauren Corp.	237,480	17,932,115
Skechers U.S.A., Inc. – Class A(a)(b)	543,601	17,025,583

		62,893,534

		351,708,932

Information Technology – 13.7%
Communications Equipment – 1.1%
NetScout Systems, Inc.(a)(b)	861,026	23,652,384

Electronic Equipment, Instruments & Components – 3.9%
Arrow Electronics, Inc.(b)	243,520	16,822,361
Belden, Inc.(a)	699,652	23,816,154
TTM Technologies, Inc.(a)(b)	1,773,826	20,523,167
Vishay Intertechnology, Inc.	1,513,276	24,605,868

		85,767,550

IT Services – 2.2%
Amdocs Ltd.	457,600	28,490,176
Genpact Ltd.(a)	552,609	19,866,294

		48,356,470

Semiconductors & Semiconductor Equipment – 2.3%
Kulicke & Soffa Industries, Inc.	1,263,273	28,246,784
MaxLinear, Inc. – Class A(b)	1,271,249	22,018,033

		50,264,817

Software – 3.2%
CommVault Systems, Inc.(b)	821,645	33,243,757
Nuance Communications, Inc.(a)(b)	884,891	20,246,306
Verint Systems, Inc.(b)	373,366	17,312,981

		70,803,044

Technology Hardware, Storage & Peripherals – 1.0%
NCR Corp.(a)(b)	1,148,141	20,723,945

		299,568,210

Real Estate – 12.7%
Equity Real Estate Investment Trusts (REITs) – 12.7%
American Campus Communities, Inc.(a)	719,908	23,253,028
Americold Realty Trust	710,902	25,386,310
Camden Property Trust	354,464	32,458,269
Cousins Properties, Inc.(a)	716,725	22,304,482
CubeSmart	1,244,040	35,405,378
Easterly Government Properties, Inc.	844,075	21,160,960
MGM Growth Properties LLC – Class A	1,102,435	30,570,523
Park Hotels & Resorts, Inc.	999,855	9,828,575

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Physicians Realty Trust(a)	1,322,401	$22,837,865
STAG Industrial, Inc.	1,138,474	30,624,951
Sun Communities, Inc.(a)	170,666	23,413,669

		277,244,010

Consumer Staples – 5.3%
Beverages – 1.3%
Primo Water Corp.	2,408,466	28,973,846

Food & Staples Retailing – 0.8%
US Foods Holding Corp.(b)	898,024	17,188,179

Food Products – 3.2%
Hain Celestial Group, Inc. (The)(a)(b)	1,181,380	37,189,843
Nomad Foods Ltd.(b)	1,547,334	32,772,534

		69,962,377

		116,124,402

Materials – 5.2%
Chemicals – 2.0%
Orion Engineered Carbons SA	1,745,306	19,303,085
Trinseo SA(a)	536,142	11,033,802
Westlake Chemical Corp.(a)	288,493	13,761,116

		44,098,003

Containers & Packaging – 2.5%
Graphic Packaging Holding Co.	1,632,311	23,619,540
Sealed Air Corp.	949,139	30,467,362

		54,086,902

Metals & Mining – 0.7%
Carpenter Technology Corp.	620,380	14,498,281

		112,683,186

Utilities – 4.1%
Electric Utilities – 2.4%
Alliant Energy Corp.(a)	672,769	33,207,878
PNM Resources, Inc.(a)	488,877	19,955,959

		53,163,837

Gas Utilities – 0.8%
Southwest Gas Holdings, Inc.(a)	217,541	16,522,239

Multi-Utilities – 0.9%
Black Hills Corp.	313,577	19,350,837

		89,036,913

Health Care – 3.4%
Health Care Providers & Services – 1.4%
Molina Healthcare, Inc.(b)	165,231	30,703,225

Life Sciences Tools & Services – 1.0%
ICON PLC(b)	132,616	22,339,165

abfunds.com	AB DISCOVERY VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals – 1.0%
Perrigo Co. PLC	393,720	$21,564,044

		74,606,434

Energy – 2.5%
Energy Equipment & Services – 0.8%
Dril-Quip, Inc.(a)(b)	563,274	17,117,897

Oil, Gas & Consumable Fuels – 1.7%
Cimarex Energy Co.(a)	213,628	5,614,144
HollyFrontier Corp.	998,408	31,399,931

		37,014,075

		54,131,972

Communication Services – 0.5%
Media – 0.5%
Criteo SA (Sponsored ADR)(b)	1,180,657	12,101,734

Total Common Stocks (cost $2,298,277,742)		2,166,574,679

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(c)(d)(e) (cost $24,826,896)	24,826,896	24,826,896

Total Investments – 100.2% (cost $2,323,104,638)		2,191,401,575
Other assets less liabilities – (0.2)%		(5,263,226)

Net Assets – 100.0%		$2,186,138,349

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,298,277,742)	$2,166,574,679	(a)
Affiliated issuers (cost $24,826,896)	24,826,896
Receivable for investment securities sold	12,107,719
Unaffiliated dividends and interest receivable	2,749,142
Receivable for shares of beneficial interest sold	2,231,240
Affiliated dividends receivable	5,932

Total assets	2,208,495,608

Liabilities
Payable for investment securities purchased	14,437,516
Payable for shares of beneficial interest redeemed	6,309,568
Advisory fee payable	1,346,425
Distribution fee payable	83,128
Administrative fee payable	33,566
Transfer Agent fee payable	29,135
Trustees’ fees payable	104
Accrued expenses	117,817

Total liabilities	22,357,259

Net Assets	$2,186,138,349

Composition of Net Assets
Paid-in capital	$2,635,887,113
Accumulated loss	(449,748,764)

	$2,186,138,349

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$236,954,804	15,733,481	$15.06	*

C	$19,706,453	1,525,251	$12.92

Advisor	$968,168,755	62,563,665	$15.47

R	$38,947,834	2,680,608	$14.53

K	$22,052,589	1,488,856	$14.81

I	$163,307,598	10,932,453	$14.94

Z	$737,000,316	49,409,513	$14.92

(a)	Includes securities on loan with a value of $305,692,099 (see Note E).

*	The maximum offering price per share for Class A shares was $15.73 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 17

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $140,511)	$28,070,413
Affiliated issuers	195,644
Securities lending income	256,926	$28,522,983

Expenses
Advisory fee (see Note B)	9,342,129
Distribution fee—Class A	363,273
Distribution fee—Class C	135,047
Distribution fee—Class R	117,604
Distribution fee—Class K	33,011
Transfer agency—Class A	175,115
Transfer agency—Class C	16,483
Transfer agency—Advisor Class	662,817
Transfer agency—Class R	61,154
Transfer agency—Class K	26,409
Transfer agency—Class I	94,211
Transfer agency—Class Z	82,388
Custodian	100,758
Printing	98,179
Registration fees	59,562
Administrative	41,035
Audit and tax	26,909
Legal	20,253
Trustees’ fees	13,781
Miscellaneous	45,146

Total expenses	11,515,264
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(19,322)

Net expenses		11,495,942

Net investment income		17,027,041

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions		(313,469,790)
Net change in unrealized appreciation/depreciation of investments		(364,543,928)

Net loss on investment transactions		(678,013,718)

Net Decrease in Net Assets from Operations		$(660,986,677)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,027,041	$24,330,462
Net realized gain (loss) on investment transactions	(313,469,790)	112,923,557
Net change in unrealized appreciation/depreciation of investments	(364,543,928)	(55,882,874)

Net increase (decrease) in net assets from operations	(660,986,677)	81,371,145
Distributions to Shareholders
Class A	(14,423,195)	(40,461,908)
Class B	– 0	–	(168,325)
Class C	(1,323,952)	(6,240,185)
Advisor Class	(52,922,312)	(128,991,159)
Class R	(2,234,181)	(7,128,221)
Class K	(1,241,237)	(3,597,798)
Class I	(9,753,219)	(21,609,153)
Class Z	(40,268,603)	(78,757,774)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(8,427,631)	235,502,270

Total increase (decrease)	(791,581,007)	29,918,892
Net Assets
Beginning of period	2,977,719,356	2,947,800,464

End of period	$2,186,138,349	$2,977,719,356

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 19

NOTES TO FINANCIAL STATEMENTS

May 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB DISCOVERY VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input,

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NOTES TO FINANCIAL STATEMENTS (continued)

such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,166,574,679		$	– 0	–	$	– 0	–	$2,166,574,679
Short-Term Investments	24,826,896			– 0	–		– 0	–	24,826,896

Total Investments in Securities	2,191,401,575			– 0	–		– 0	–	2,191,401,575
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$2,191,401,575		$	– 0	–	$	– 0	–	$2,191,401,575

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

abfunds.com	AB DISCOVERY VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments as dividend income, realized gain, or return of capital based on information provided by the REIT.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2020, the reimbursement for such services amounted to $41,035.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $486,285 for the six months ended May 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,224 from the sale of Class A shares and received $1,535 and $1,506 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2020, such waiver amounted to $18,344.

abfunds.com	AB DISCOVERY VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2020 is as follows:

Fund	Market Value 11/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/20 (000)		Dividend Income (000)
Government Money Market Portfolio	$22,878	$322,155	$320,206	$24,827		$189
Government Money Market Portfolio*	38,269	72,558	110,827	– 0	–	7

Total				$24,827		$196

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,637,408, $2,639,739 and $854,416 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$521,715,869		$638,722,322
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$262,728,797
Gross unrealized depreciation	(394,431,860)

Net unrealized depreciation	$(131,703,063)

abfunds.com	AB DISCOVERY VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2020.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal

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NOTES TO FINANCIAL STATEMENTS (continued)

to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2020 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 305,692,099	$	– 0	–	$308,505,035	$256,926	$7,343	$978

*	As of May 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30, 2019	Six Months Ended May 31, 2020 (unaudited)			Year Ended November 30, 2019

Class A
Shares sold	1,316,647		2,076,579		$19,113,089		$39,628,079

Shares issued in reinvestment of dividends and distributions	678,969		2,050,857		13,402,851		37,448,649

Shares converted from Class B	– 0	–	79,983		– 0	–	1,605,743

Shares converted from Class C	127,031		423,146		2,046,833		8,198,544

Shares redeemed	(4,554,486)		(5,627,806)		(72,757,515)		(108,265,052)

Net decrease	(2,431,839)		(997,241)		$(38,194,742)		$(21,384,037)

Class B
Shares sold	– 0	–	3,680	$	– 0	–	$70,480

Shares issued in reinvestment of dividends and distributions	– 0	–	9,648		– 0	–	164,115

Shares converted to Class A	– 0	–	(85,935)		– 0	–	(1,605,743)

Shares redeemed	– 0	–	(7,930)		– 0	–	(143,626)

Net decrease	– 0	–	(80,537)	$	– 0	–	$(1,514,774)

Class C
Shares sold	46,573		159,322		$667,288		$2,574,925

Shares issued in reinvestment of distributions	71,243		352,981		1,210,413		5,577,107

Shares converted to Class A	(147,838)		(490,727)		(2,046,833)		(8,198,544)

Shares redeemed	(518,873)		(1,036,885)		(6,958,184)		(17,145,020)

Net decrease	(548,895)		(1,015,309)		$(7,127,316)		$(17,191,532)

Advisor Class
Shares sold	12,131,521		15,113,511		$189,425,945		$294,046,940

Shares issued in reinvestment of dividends and distributions	2,229,590		6,069,085		45,171,494		113,613,272

Shares redeemed	(14,696,514)		(17,931,388)		(229,196,753)		(351,268,287)

Net increase (decrease)	(335,403)		3,251,208		$5,400,686		$56,391,925

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019	Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019

Class R
Shares sold	242,598	390,244	$3,330,589	$7,195,607

Shares issued in reinvestment of dividends and distributions	117,095	403,408	2,234,181	7,128,221

Shares redeemed	(795,990)	(1,145,447)	(13,140,521)	(21,447,128)

Net decrease	(436,297)	(351,795)	$(7,575,751)	$(7,123,300)

Class K
Shares sold	275,873	319,514	$4,363,161	$6,041,092

Shares issued in reinvestment of dividends and distributions	63,916	200,100	1,241,237	3,597,792

Shares redeemed	(441,878)	(633,316)	(6,952,141)	(11,962,795)

Net decrease	(102,089)	(113,702)	$(1,347,743)	$(2,323,911)

Class I
Shares sold	2,360,346	2,878,890	$34,186,430	$54,644,227

Shares issued in reinvestment of dividends and distributions	498,106	1,192,740	9,737,968	21,576,661

Shares redeemed	(3,427,715)	(2,690,212)	(55,697,766)	(51,782,957)

Net increase (decrease)	(569,263)	1,381,418	$(11,773,368)	$24,437,931

Class Z
Shares sold	8,425,155	14,165,272	$134,138,662	$267,934,208

Shares issued in reinvestment of dividends and distributions	2,061,059	4,356,834	40,231,880	78,684,418

Shares redeemed	(7,766,675)	(7,451,335)	(122,179,939)	(142,408,658)

Net increase	2,719,539	11,070,771	$52,190,603	$204,209,968

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might

abfunds.com	AB DISCOVERY VALUE FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and

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NOTES TO FINANCIAL STATEMENTS (continued)

industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$35,054,297	$10,195,499
Net long-term capital gains	251,900,226	173,985,144

Total taxable distributions	$286,954,523	$184,180,643

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$22,275,092
Undistributed capital gains	93,640,223
Unrealized appreciation/(depreciation)	217,489,297	(a)

Total accumulated earnings/(deficit)	$333,404,612

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2019, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 20.27	$ 22.06	$ 24.15	$ 22.12	$ 20.19	$ 22.91

Income From Investment Operations

Net investment income(a)	.10	(b)	.12	(b)	.07	(b)	.04	(b)	.05	(b)	.03

Net realized and unrealized gain (loss) on investment transactions	(4.51)	.21	(.69)	2.75	3.02	.13

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(4.41)	.33	(.62)	2.79	3.07	.16

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.06)	(.04)	(.04)	(.00	)(c)	(.10)

Distributions from net realized gain on investment transactions	(.64)	(2.06)	(1.43)	(.72)	(1.14)	(2.78)

Total dividends and distributions	(.80)	(2.12)	(1.47)	(.76)	(1.14)	(2.88)

Net asset value, end of period	$ 15.06	$ 20.27	$ 22.06	$ 24.15	$ 22.12	$ 20.19

Total Return

Total investment return based on net asset value(d)*	(22.70)%	2.58%	(2.57)%	12.94%	16.56%	.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$236,955	$368,201	$422,764	$509,111	$516,153	$549,547

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.15	%^	1.12%	1.10%	1.12%	1.16%	1.20%

Expenses, before waivers/reimbursements(e)	1.15	%^	1.13%	1.10%	1.13%	1.16%	1.20%

Net investment income	1.13	%(b)^	.64	%(b)	.30	%(b)	.17	%(b)	.25	%(b)	.16%

Portfolio turnover rate	21%	36%	42%	39%	57%	47%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 17.42		$ 19.34		$ 21.46		$ 19.85		$ 18.37		$ 21.13

Income From Investment Operations

Net investment income (loss)(a)	.03	(b)	(.02	)(b)	(.09	)(b)	(.12	)(b)	(.08	)(b)	(.10)

Net realized and unrealized gain (loss) on investment transactions	(3.88)		.16		(.60)		2.45		2.70		.12

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(3.85)		.14		(.69)		2.33		2.62		.02

Less: Dividends and Distributions

Dividends from net investment income	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.64)		(2.06)		(1.43)		(.72)		(1.14)		(2.78)

Total dividends and distributions	(.65)		(2.06)		(1.43)		(.72)		(1.14)		(2.78)

Net asset value, end of period	$ 12.92		$ 17.42		$ 19.34		$ 21.46		$ 19.85		$ 18.37

Total Return

Total investment return based on net asset value(d)*	(23.00)%		1.84%		(3.31)%		12.11%		15.69%		.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,706		$36,124		$59,761		$81,567		$143,061		$153,736

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.90	%^	1.88%		1.85%		1.87%		1.90%		1.90%

Expenses, before waivers/reimbursements(e)	1.90	%^	1.88%		1.85%		1.87%		1.90%		1.90%

Net investment income (loss)	.37	%(b)^	(.10	)%(b)	(.44	)%(b)	(.60	)%(b)	(.49	)%(b)	(.55)%

Portfolio turnover rate	21%		36%		42%		39%		57%		47%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 20.83	$ 22.62	$ 24.72	$ 22.62	$ 20.63	$ 23.35

Income From Investment Operations

Net investment income(a)	.12	(b)	.18	(b)	.13	(b)	.10	(b)	.10	(b)	.09

Net realized and unrealized gain (loss) on investment transactions	(4.63)	.21	(.71)	2.81	3.08	.14

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(4.51)	.39	(.58)	2.91	3.18	.23

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.12)	(.09)	(.09)	(.05)	(.17)

Distributions from net realized gain on investment transactions	(.64)	(2.06)	(1.43)	(.72)	(1.14)	(2.78)

Total dividends and distributions	(.85)	(2.18)	(1.52)	(.81)	(1.19)	(2.95)

Net asset value, end of period	$ 15.47	$ 20.83	$ 22.62	$ 24.72	$ 22.62	$ 20.63

Total Return

Total investment return based on net asset value(d)*	(22.63)%	2.83%	(2.34)%	13.25%	16.83%	1.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$968,168	$1,310,091	$1,349,282	$1,413,304	$1,221,938	$1,155,700

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.90	%^	.87%	.85%	.87%	.89%	.90%

Expenses, before waivers/reimbursements(e)	.90	%^	.88%	.85%	.88%	.90%	.90%

Net investment income	1.39	%(b)^	.89	%(b)	.56	%(b)	.42	%(b)	.50	%(b)	.44%

Portfolio turnover rate	21%	36%	42%	39%	57%	47%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 19.54	$ 21.36	$ 23.48	$ 21.57	$ 19.79	$ 22.50

Income From Investment Operations

Net investment income (loss)(a)	.06	(b)	.05	(b)	(.02	)(b)	(.05	)(b)	(.02	)(b)	(.03)

Net realized and unrealized gain (loss) on investment transactions	(4.35)	.19	(.67)	2.68	2.94	.13

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(4.29)	.24	(.69)	2.63	2.92	.10

Less: Dividends and Distributions

Dividends from net investment income	(.08)	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Distributions from net realized gain on investment transactions	(.64)	(2.06)	(1.43)	(.72)	(1.14)	(2.78)

Total dividends and distributions	(.72)	(2.06)	(1.43)	(.72)	(1.14)	(2.81)

Net asset value, end of period	$ 14.53	$ 19.54	$ 21.36	$ 23.48	$ 21.57	$ 19.79

Total Return

Total investment return based on net asset value(d)*	(22.83)%	2.16%	(3.01)%	12.55%	16.11%	.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38,948	$60,911	$74,104	$94,612	$100,017	$106,830

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.54	%^	1.52%	1.51%	1.52%	1.52%	1.54%

Expenses, before waivers/reimbursements(e)	1.54	%^	1.53%	1.52%	1.53%	1.53%	1.54%

Net investment income (loss)	.74	%(b)^	.24	%(b)	(.11	)%(b)	(.23	)%(b)	(.11	)%(b)	(.17)%

Portfolio turnover rate	21%	36%	42%	39%	57%	47%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 19.94	$ 21.74	$ 23.80	$ 21.82	$ 19.95	$ 22.67

Income From Investment Operations

Net investment income(a)	.09	(b)	.10	(b)	.05	(b)	.01	(b)	.03	(b)	.03

Net realized and unrealized gain (loss) on investment transactions	(4.44)	.21	(.68)	2.72	2.98	.13

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(4.35)	.31	(.63)	2.73	3.01	.16

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.05)	– 0	–	(.03)	– 0	–	(.10)

Distributions from net realized gain on investment transactions	(.64)	(2.06)	(1.43)	(.72)	(1.14)	(2.78)

Total dividends and distributions	(.78)	(2.11)	(1.43)	(.75)	(1.14)	(2.88)

Net asset value, end of period	$ 14.81	$ 19.94	$ 21.74	$ 23.80	$ 21.82	$ 19.95

Total Return

Total investment return based on net asset value(d)*	(22.73)%	2.48%	(2.69)%	12.88%	16.45%	.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$22,053	$31,724	$37,062	$43,126	$63,529	$62,512

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.23	%^	1.21%	1.20%	1.21%	1.21%	1.23%

Expenses, before waivers/reimbursements(e)	1.23	%^	1.22%	1.21%	1.22%	1.22%	1.23%

Net investment income	1.05	%(b)^	.55	%(b)	.20	%(b)	.07	%(b)	.19	%(b)	.13%

Portfolio turnover rate	21%	36%	42%	39%	57%	47%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 20.13	$ 21.94	$ 24.03	$ 22.01	$ 20.10	$ 22.83

Income From Investment Operations

Net investment income(a)	.12	(b)	.17	(b)	.12	(b)	.10	(b)	.09	(b)	.10

Net realized and unrealized gain (loss) on investment transactions	(4.46)	.20	(.68)	2.73	3.01	.13

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(4.34)	.37	(.56)	2.83	3.10	.23

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.12)	(.10)	(.09)	(.05)	(.18)

Distributions from net realized gain on investment transactions	(.64)	(2.06)	(1.43)	(.72)	(1.14)	(2.78)

Total dividends and distributions	(.85)	(2.18)	(1.53)	(.81)	(1.19)	(2.96)

Net asset value, end of period	$ 14.94	$ 20.13	$ 21.94	$ 24.03	$ 22.01	$ 20.10

Total Return

Total investment return based on net asset value(d)*	(22.56)%	2.81%	(2.35)%	13.27%	16.85%	1.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$163,308	$231,569	$222,060	$265,834	$247,354	$194,660

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.88	%^	.88%	.86%	.85%	.88%	.88%

Expenses, before waivers/reimbursements(e)	.88	%^	.88%	.86%	.86%	.89%	.88%

Net investment income	1.42	%(b)^	.89	%(b)	.54	%(b)	.44	%(b)	.50	%(b)	.48%

Portfolio turnover rate	21%	36%	42%	39%	57%	47%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 20.11	$ 21.93	$ 24.01	$ 21.99	$ 20.09	$ 22.82

Income From Investment Operations

Net investment income(a)	.12	(b)	.19	(b)	.14	(b)	.12	(b)	.11	(b)	.10

Net realized and unrealized gain (loss) on investment transactions	(4.45)	.19	(.68)	2.72	2.99	.15

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(4.33)	.38	(.54)	2.84	3.10	.25

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.14)	(.11)	(.10)	(.06)	(.20)

Distributions from net realized gain on investment transactions	(.64)	(2.06)	(1.43)	(.72)	(1.14)	(2.78)

Total dividends and distributions	(.86)	(2.20)	(1.54)	(.82)	(1.20)	(2.98)

Net asset value, end of period	$ 14.92	$ 20.11	$ 21.93	$ 24.01	$ 21.99	$ 20.09

Total Return

Total investment return based on net asset value(d)*	(22.52)%	2.89%	(2.25)%	13.36%	16.93%	1.30%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$737,000	$939,099	$781,102	$554,655	$279,294	$212,344

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.80	%^	.79%	.77%	.78%	.80%	.81%

Expenses, before waivers/reimbursements(e)	.80	%^	.79%	.78%	.79%	.80%	.81%

Net investment income	1.49	%(b)^	.97	%(b)	.62	%(b)	.53	%(b)	.59	%(b)	.48%

Portfolio turnover rate.	21%	36%	42%	39%	57%	47%

See footnote summary on page 42.

abfunds.com	AB DISCOVERY VALUE FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01% and .01%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019, November 30, 2018 and November 30, 2017 by .05%, .04% and .09%, respectively.

^	Annualized.

See notes to financial statements.

42 | AB DISCOVERY VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB DISCOVERY VALUE FUND | 43

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB DISCOVERY VALUE FUND | 45

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB DISCOVERY VALUE FUND | 47

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

48 | AB DISCOVERY VALUE FUND	abfunds.com

services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB DISCOVERY VALUE FUND | 49

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

50 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES

abfunds.com	AB DISCOVERY VALUE FUND | 51

NOTES

52 | AB DISCOVERY VALUE FUND	abfunds.com

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DV-0152-0520

MAY    05.31.20

SEMI-ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB International Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL VALUE FUND | 1

SEMI-ANNUAL REPORT

July 9, 2020

This report provides management’s discussion of fund performance for AB International Value Fund for the semi-annual reporting period ended May 31, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2020 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL VALUE FUND[1]

Class A Shares	-18.57%	-9.86%

Class C Shares	-18.93%	-10.61%

Advisor Class Shares[2]	-18.46%	-9.60%

Class R Shares[2]	-18.66%	-10.10%

Class K Shares[2]	-18.62%	-9.90%

Class I Shares[2]	-18.50%	-9.65%

MSCI EAFE Index (net)	-11.48%	-2.81%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2020, by 0.04% and 0.23%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended May 31, 2020.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Security selection drove the underperformance, relative to the benchmark, led by selection within the industrials and financials sectors; selection within utilities and communication services contributed. Sector selection was neutral, as gains from an overweight to technology were offset by losses from an overweight to energy. Overall country selection (a result of bottom-up security analysis combined with fundamental research) contributed for the period. An overweight to China contributed most, while an underweight to Japan detracted.

2 | AB INTERNATIONAL VALUE FUND	abfunds.com

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Security selection within the industrials and financials sectors detracted most, while selection within utilities and communication services contributed. Sector selection also detracted, led by an overweight to energy and an underweight to health care, while an overweight to technology and an underweight to real estate contributed. Overall country selection contributed, led by an overweight to China; an underweight to Japan detracted.

The Fund utilized derivatives in the form of currency forwards for hedging and investment purposes, which added to returns for the six-month period, and detracted for the 12-month period, in absolute terms.

MARKET REVIEW AND INVESTMENT STRATEGY

International equities recorded negative returns for the six-month period ended May 31, 2020. All markets rallied at the conclusion of the period, rising off lows reached in March as the COVID-19 pandemic caused global equity markets to decline from all-time highs in mid-February. Continued support from central banks, early stage reopening of global economies and the prospect of a potential vaccine helped lift investor sentiment, despite a sharp contraction of economic growth and a resurgence of US-China tensions. At the end of the period, small-cap stocks briefly outperformed large-cap stocks. For most of the period, growth stocks outperformed their value-style peers; however, value saw a strong resurgence late in the period and outperformed growth.

The Fund’s Senior Investment Management Team (the “Team”) continues to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

(continued on next page)

abfunds.com	AB INTERNATIONAL VALUE FUND | 3

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities,” and enter into forward commitments.

4 | AB INTERNATIONAL VALUE FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

abfunds.com	AB INTERNATIONAL VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

6 | AB INTERNATIONAL VALUE FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB INTERNATIONAL VALUE FUND | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-9.86%	-13.66%

5 Years	-4.42%	-5.24%

10 Years	1.20%	0.76%

CLASS C SHARES

1 Year	-10.61%	-11.50%

5 Years	-5.13%	-5.13%

10 Years	0.45%	0.45%

ADVISOR CLASS SHARES[1]

1 Year	-9.60%	-9.60%

5 Years	-4.17%	-4.17%

10 Years	1.48%	1.48%

CLASS R SHARES[1]

1 Year	-10.10%	-10.10%

5 Years	-4.66%	-4.66%

10 Years	0.97%	0.97%

CLASS K SHARES[1]

1 Year	-9.90%	-9.90%

5 Years	-4.39%	-4.39%

10 Years	1.28%	1.28%

CLASS I SHARES[1]

1 Year	-9.65%	-9.65%

5 Years	-4.00%	-4.00%

10 Years	1.68%	1.68%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.61%, 2.37%, 1.36%, 1.83%, 1.52% and 1.11% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-16.27%

5 Years	-4.02%

10 Years	1.50%

CLASS C SHARES

1 Year	-14.07%

5 Years	-3.88%

10 Years	1.20%

ADVISOR CLASS SHARES[1]

1 Year	-12.29%

5 Years	-2.92%

10 Years	2.23%

CLASS R SHARES[1]

1 Year	-12.81%

5 Years	-3.43%

10 Years	1.71%

CLASS K SHARES[1]

1 Year	-12.58%

5 Years	-3.14%

10 Years	2.03%

CLASS I SHARES[1]

1 Year	-12.25%

5 Years	-2.75%

10 Years	2.44%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$814.30	$5.67	1.25%
Hypothetical**	$1,000	$1,018.75	$6.31	1.25%
Class C
Actual	$1,000	$810.70	$9.05	2.00%
Hypothetical**	$1,000	$1,015.00	$10.08	2.00%
Advisor Class
Actual	$1,000	$815.40	$4.54	1.00%
Hypothetical**	$1,000	$1,020.00	$5.05	1.00%
Class R
Actual	$1,000	$813.40	$6.80	1.50%
Hypothetical**	$1,000	$1,017.50	$7.57	1.50%
Class K
Actual	$1,000	$813.80	$5.67	1.25%
Hypothetical**	$1,000	$1,018.75	$6.31	1.25%
Class I
Actual	$1,000	$815.00	$4.54	1.00%
Hypothetical**	$1,000	$1,020.00	$5.05	1.00%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $123.4

1

All data are as of May 31, 2020. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.2% or less in the following: Austria, Belgium, China, Hong Kong, Israel, Norway, Portugal, Spain and Sweden.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

May 31, 2020 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Roche Holding AG	$4,890,942	4.0%

Royal Dutch Shell PLC – Class A	3,160,714	2.6

Enel SpA	2,871,407	2.3

EDP – Energias de Portugal SA	2,679,868	2.2

GlaxoSmithKline PLC	2,610,008	2.1

AerCap Holdings NV	2,535,676	2.0

GVC Holdings PLC	2,507,102	2.0

Coca-Cola European Partners PLC	2,468,219	2.0

British American Tobacco PLC	2,429,200	2.0

Nintendo Co., Ltd.	2,358,157	1.9

	$28,511,293	23.1%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

May 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Industrials – 15.3%
Aerospace & Defense – 4.8%
Airbus SE(a)	26,587	$1,699,095
BAE Systems PLC	270,440	1,669,107
MTU Aero Engines AG	7,290	1,178,256
Saab AB – Class B(a)(b)	57,680	1,408,070

		5,954,528

Air Freight & Logistics – 1.2%
SG Holdings Co., Ltd.(b)	46,400	1,517,212

Airlines – 1.0%
Wizz Air Holdings PLC(a)(c)	30,130	1,224,952

Electrical Equipment – 1.6%
Fuji Electric Co., Ltd.(b)	73,000	1,950,183

Machinery – 2.2%
Alstom SA	38,380	1,615,398
Weichai Power Co., Ltd. – Class H	618,000	1,070,581

		2,685,979

Professional Services – 0.9%
UT Group Co., Ltd.(a)(b)	56,600	1,063,897

Trading Companies & Distributors – 3.6%
AerCap Holdings NV(a)	78,650	2,535,676
Ashtead Group PLC	64,200	1,917,156

		4,452,832

		18,849,583

Consumer Staples – 13.5%
Beverages – 2.8%
Coca-Cola Bottlers Japan Holdings, Inc.(b)	49,900	990,844
Coca-Cola European Partners PLC	65,470	2,468,219

		3,459,063

Food & Staples Retailing – 3.4%
Koninklijke Ahold Delhaize NV	91,940	2,331,040
Tesco PLC(b)	667,420	1,895,142

		4,226,182

Food Products – 5.3%
Morinaga & Co., Ltd./Japan(b)	22,500	966,457
Nichirei Corp.	49,800	1,407,716
Salmar ASA	44,880	2,023,938
WH Group Ltd.(c)	2,507,500	2,181,385

		6,579,496

Tobacco – 2.0%
British American Tobacco PLC	61,250	2,429,200

		16,693,941

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares		U.S. $ Value

Information Technology – 13.0%
Electronic Equipment, Instruments & Components – 0.7%
Zhen Ding Technology Holding Ltd.	226,000		$903,224

IT Services – 1.5%
Atos SE(a)	24,250		1,845,642

Semiconductors & Semiconductor Equipment – 6.1%
NXP Semiconductors NV	14,760		1,418,436
Realtek Semiconductor Corp.	148,000		1,278,371
SCREEN Holdings Co., Ltd.(b)	34,700		1,566,668
SK Hynix, Inc.	23,750		1,574,923
Taiwan Semiconductor Manufacturing Co., Ltd.	176,000		1,710,944

			7,549,342

Software – 2.8%
Avast PLC(c)	317,690		1,981,912
Open Text Corp.(b)	34,260		1,423,301

			3,405,213

Technology Hardware, Storage & Peripherals – 1.9%
Samsung Electronics Co., Ltd.	55,390		2,281,296

			15,984,717

Financials – 12.3%
Banks – 6.5%
Bank Hapoalim BM	195,090		1,201,083
Bank Leumi Le-Israel BM	214,710		1,140,419
Bank of Ireland Group PLC(a)	449,736		803,239
Erste Group Bank AG(a)	76,740		1,697,404
KBC Group NV	33,250		1,744,535
Mediobanca Banca di Credito Finanziario SpA	222,360		1,462,760

			8,049,440

Capital Markets – 1.5%
Credit Suisse Group AG(a)	200,263		1,840,514

Consumer Finance – 0.0%
Isracard Ltd.	– 0	–	1

Diversified Financial Services – 1.0%
ORIX Corp.	98,900		1,308,790

Insurance – 3.3%
Allianz SE	11,480		2,080,591
Suncorp Group Ltd.	317,690		1,959,146

			4,039,737

			15,238,482

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 9.5%
Auto Components – 3.1%
Faurecia SE(a)	56,720	$2,199,134
NGK Spark Plug Co., Ltd.(b)	95,400	1,543,514

		3,742,648

Automobiles – 3.1%
Peugeot SA(a)(b)	157,324	2,258,449
Subaru Corp.(b)	72,000	1,595,139

		3,853,588

Hotels, Restaurants & Leisure – 2.0%
GVC Holdings PLC	255,390	2,507,102

Textiles, Apparel & Luxury Goods – 1.3%
Pandora A/S	31,900	1,598,334

		11,701,672

Health Care – 8.8%
Health Care Equipment & Supplies – 1.0%
ConvaTec Group PLC(c)	467,313	1,177,075

Pharmaceuticals – 7.8%
GlaxoSmithKline PLC	126,010	2,610,008
Novo Nordisk A/S – Class B	32,591	2,134,862
Roche Holding AG	14,090	4,890,942

		9,635,812

		10,812,887

Materials – 8.1%
Chemicals – 4.1%
Air Water, Inc.	85,600	1,246,104
Evonik Industries AG	64,490	1,593,558
Tosoh Corp.	156,900	2,187,950

		5,027,612

Metals & Mining – 4.0%
Agnico Eagle Mines Ltd.	21,170	1,354,444
BlueScope Steel Ltd.	220,195	1,622,307
First Quantum Minerals Ltd.	105,370	617,595
Northern Star Resources Ltd.	137,380	1,330,169

		4,924,515

		9,952,127

Energy – 6.1%
Oil, Gas & Consumable Fuels – 6.1%
JXTG Holdings, Inc.(b)	587,600	2,271,034
Repsol SA	227,831	2,145,046
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A(b)	181,590	2,899,219
Royal Dutch Shell PLC – Class A	16,521	261,495

		7,576,794

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 4.8%
Diversified Telecommunication Services – 2.9%
Nippon Telegraph & Telephone Corp.	72,100	$1,641,081
Orange SA	163,800	1,969,938

		3,611,019

Entertainment – 1.9%
Nintendo Co., Ltd.	5,800	2,358,157

		5,969,176

Utilities – 4.5%
Electric Utilities – 4.5%
EDP – Energias de Portugal SA(b)	573,653	2,679,868
Enel SpA	371,380	2,871,407

		5,551,275

Real Estate – 2.3%
Equity Real Estate Investment Trusts (REITs) – 0.9%
Vicinity Centres	1,008,020	1,084,370

Real Estate Management & Development – 1.4%
Aroundtown SA	326,710	1,796,927

		2,881,297

Total Common Stocks (cost $132,219,284)		121,211,951

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(d)(e)(f) (cost $1,908,782)	1,908,782	1,908,782

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $134,128,066)		123,120,733

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 8.7%
Investment Companies – 8.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(d)(e)(f) (cost $10,765,415)	10,765,415	10,765,415

Total Investments – 108.5% (cost $144,893,481)		133,886,148
Other assets less liabilities – (8.5)%		(10,440,537)

Net Assets – 100.0%		$123,445,611

abfunds.com	AB INTERNATIONAL VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CNY	22,634	USD	3,222	06/15/2020	$43,496
Bank of America, NA	USD	3,274	AUD	5,164	06/15/2020	168,032
Bank of America, NA	USD	2,123	JPY	228,275	06/15/2020	(5,665)
Bank of America, NA	USD	639	JPY	70,141	06/15/2020	11,493
Barclays Bank PLC	JPY	173,033	USD	1,617	06/15/2020	12,468
Barclays Bank PLC	HKD	7,728	USD	996	06/15/2020	(857)
Barclays Bank PLC	TWD	4,992	USD	168	08/20/2020	663
Barclays Bank PLC	CNY	4,173	USD	588	06/15/2020	1,911
Barclays Bank PLC	AUD	1,704	USD	1,070	06/15/2020	(65,542)
Barclays Bank PLC	GBP	817	USD	1,000	09/14/2020	(9,536)
Barclays Bank PLC	CHF	727	USD	768	06/15/2020	12,005
Barclays Bank PLC	USD	505	CHF	493	06/15/2020	7,578
Barclays Bank PLC	USD	499	AUD	758	09/14/2020	5,914
Barclays Bank PLC	USD	4,318	GBP	3,441	06/15/2020	(67,571)
Barclays Bank PLC	USD	1,095	CHF	1,012	06/15/2020	(42,260)
Barclays Bank PLC	USD	1,214	EUR	1,086	06/15/2020	(8,431)
Barclays Bank PLC	USD	1,195	EUR	1,094	06/15/2020	19,975
Barclays Bank PLC	USD	1,245	CNY	8,894	06/15/2020	3,538
Barclays Bank PLC	USD	175	TWD	5,216	08/20/2020	365
Barclays Bank PLC	USD	192	TWD	5,682	08/20/2020	(1,792)
Barclays Bank PLC	USD	1,450	CNY	10,083	06/15/2020	(34,616)
Barclays Bank PLC	USD	1,902	SEK	18,552	06/15/2020	67,060
Barclays Bank PLC	USD	703	JPY	75,106	06/15/2020	(6,451)
Barclays Bank PLC	USD	1,761	JPY	192,554	06/15/2020	25,039
BNP Paribas SA	CAD	334	USD	237	06/15/2020	(5,961)
BNP Paribas SA	USD	1,141	HKD	8,857	06/15/2020	955
Citibank, NA	KRW	4,559,335	USD	3,727	08/13/2020	28,286
Citibank, NA	JPY	283,636	USD	2,700	06/15/2020	69,415
Citibank, NA	HKD	11,989	USD	1,542	06/15/2020	(4,218)
Citibank, NA	NOK	7,104	USD	695	06/15/2020	(36,245)
Citibank, NA	ILS	6,695	USD	1,850	06/15/2020	(57,297)
Citibank, NA	EUR	5,664	USD	6,172	06/15/2020	(116,176)
Citibank, NA	CAD	4,485	USD	3,241	06/15/2020	(16,147)
Citibank, NA	EUR	2,045	USD	2,317	06/15/2020	46,719
Citibank, NA	EUR	596	USD	657	09/14/2020	(5,950)
Citibank, NA	USD	590	GBP	461	06/15/2020	(21,041)
Citibank, NA	USD	2,948	EUR	2,700	06/15/2020	50,292
Citibank, NA	USD	2,494	EUR	2,194	06/15/2020	(58,080)
Citibank, NA	USD	1,830	SGD	2,574	06/15/2020	(8,490)
Credit Suisse International	SEK	5,563	USD	571	06/15/2020	(19,340)
Credit Suisse International	EUR	926	USD	1,019	06/15/2020	(9,597)
Credit Suisse International	USD	2,957	EUR	2,703	06/15/2020	44,713
Credit Suisse International	USD	745	AUD	1,280	06/15/2020	108,071
Credit Suisse International	USD	3,359	CHF	3,223	06/15/2020	(7,184)
Credit Suisse International	USD	846	NOK	8,375	06/15/2020	16,005
Deutsche Bank AG	EUR	545	USD	590	06/15/2020	(15,208)
Goldman Sachs Bank USA	JPY	118,514	USD	1,076	06/15/2020	(22,688)
Goldman Sachs Bank USA	JPY	200,591	USD	1,896	06/15/2020	36,013
Goldman Sachs Bank USA	TWD	9,090	USD	308	08/20/2020	2,888
Goldman Sachs Bank USA	USD	8,000	JPY	838,228	06/15/2020	(226,657)

18 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	2,288	JPY	249,980	06/15/2020	$30,547
Goldman Sachs Bank USA	USD	893	JPY	95,066	09/14/2020	(9,934)
HSBC Bank USA	USD	372	CNY	2,608	06/15/2020	(6,015)
HSBC Bank USA	USD	679	JPY	73,158	09/14/2020	51
JPMorgan Chase Bank, NA	AUD	860	USD	514	06/15/2020	(59,118)
JPMorgan Chase Bank, NA	USD	602	CHF	579	06/15/2020	(188)
JPMorgan Chase Bank, NA	USD	790	GBP	650	06/15/2020	12,844
JPMorgan Chase Bank, NA	USD	330	TWD	9,781	08/20/2020	(2,134)
Morgan Stanley & Co., Inc.	TWD	113,799	USD	3,858	08/20/2020	40,465
Morgan Stanley & Co., Inc.	AUD	1,359	USD	814	06/15/2020	(91,430)
Morgan Stanley & Co., Inc.	EUR	1,147	USD	1,248	09/14/2020	(28,374)
Morgan Stanley & Co., Inc.	GBP	1,317	USD	1,534	06/15/2020	(92,094)
Morgan Stanley & Co., Inc.	GBP	1,092	USD	1,359	06/15/2020	10,223
Morgan Stanley & Co., Inc.	EUR	935	USD	1,019	06/15/2020	(19,262)
Morgan Stanley & Co., Inc.	CHF	395	USD	407	06/15/2020	(3,704)
Morgan Stanley & Co., Inc.	USD	2,408	EUR	2,150	06/15/2020	(20,705)
Morgan Stanley & Co., Inc.	USD	766	JPY	82,103	06/15/2020	(4,329)
Natwest Markets PLC	EUR	736	USD	811	06/15/2020	(5,909)
Natwest Markets PLC	GBP	560	USD	683	09/14/2020	(8,590)
Natwest Markets PLC	USD	510	EUR	465	06/15/2020	5,347
State Street Bank & Trust Co.	JPY	146,344	USD	1,340	06/15/2020	(17,655)
State Street Bank & Trust Co.	JPY	189,738	USD	1,771	06/15/2020	11,128
State Street Bank & Trust Co.	MXN	8,290	USD	359	06/15/2020	(14,033)
State Street Bank & Trust Co.	NOK	9,481	USD	906	06/15/2020	(69,848)
State Street Bank & Trust Co.	HKD	3,265	USD	420	06/15/2020	(1,202)
State Street Bank & Trust Co.	SEK	12,106	USD	1,211	06/15/2020	(73,484)
State Street Bank & Trust Co.	ILS	1,446	USD	405	06/15/2020	(6,594)
State Street Bank & Trust Co.	EUR	3,418	USD	3,730	06/15/2020	(64,771)
State Street Bank & Trust Co.	AUD	4,482	USD	2,831	06/15/2020	(156,226)
State Street Bank & Trust Co.	SGD	589	USD	415	06/15/2020	(2,091)
State Street Bank & Trust Co.	EUR	1,676	USD	1,893	06/15/2020	33,491
State Street Bank & Trust Co.	CAD	1,480	USD	1,038	06/15/2020	(36,536)
State Street Bank & Trust Co.	CHF	877	USD	903	06/15/2020	(8,778)
State Street Bank & Trust Co.	CAD	611	USD	435	09/14/2020	(8,943)
State Street Bank & Trust Co.	GBP	2,327	USD	2,904	06/15/2020	30,482
State Street Bank & Trust Co.	CHF	354	USD	368	06/15/2020	70
State Street Bank & Trust Co.	CAD	332	USD	247	06/15/2020	6,218
State Street Bank & Trust Co.	GBP	970	USD	1,187	09/14/2020	(10,878)
State Street Bank & Trust Co.	GBP	334	USD	410	06/15/2020	(2,140)
State Street Bank & Trust Co.	USD	277	CAD	381	06/15/2020	(371)
State Street Bank & Trust Co.	USD	2,119	AUD	3,450	06/15/2020	180,545
State Street Bank & Trust Co.	USD	81	GBP	67	06/15/2020	2,169
State Street Bank & Trust Co.	USD	1,599	CAD	2,254	06/15/2020	37,778
State Street Bank & Trust Co.	USD	3,706	EUR	3,403	06/15/2020	70,841
State Street Bank & Trust Co.	USD	516	GBP	415	09/14/2020	(4,035)
State Street Bank & Trust Co.	USD	179	GBP	145	09/14/2020	233
State Street Bank & Trust Co.	USD	1,165	GBP	932	06/15/2020	(13,927)
State Street Bank & Trust Co.	USD	551	CHF	536	06/15/2020	6,668
State Street Bank & Trust Co.	USD	489	CHF	474	09/14/2020	5,293
State Street Bank & Trust Co.	USD	317	AUD	492	09/14/2020	10,844
State Street Bank & Trust Co.	USD	418	NZD	686	06/15/2020	7,292

abfunds.com	AB INTERNATIONAL VALUE FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	148	CNY	1,049	06/15/2020	$(1,096)
State Street Bank & Trust Co.	USD	706	ILS	2,523	06/15/2020	12,952
State Street Bank & Trust Co.	USD	1,608	SEK	15,375	06/15/2020	24,040
State Street Bank & Trust Co.	USD	662	JPY	70,754	09/14/2020	(5,310)
State Street Bank & Trust Co.	USD	815	HKD	6,331	06/15/2020	1,904
State Street Bank & Trust Co.	USD	992	JPY	107,915	06/15/2020	9,018
State Street Bank & Trust Co.	USD	729	JPY	77,726	06/15/2020	(7,961)
State Street Bank & Trust Co.	USD	374	MXN	8,290	06/15/2020	(1,233)
State Street Bank & Trust Co.	USD	79	JPY	8,475	06/15/2020	– 0	–
UBS AG	JPY	107,594	USD	993	06/15/2020	(4,466)
UBS AG	GBP	482	USD	559	06/15/2020	(35,418)
UBS AG	USD	621	CHF	584	06/15/2020	(13,075)
UBS AG	USD	733	AUD	1,201	06/15/2020	67,762
UBS AG	USD	512	JPY	55,027	09/14/2020	(924)

$(384,682)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2020, the aggregate market value of these securities amounted to $6,565,324 or 5.3% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

See notes to financial statements.

20 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $132,219,284)	$121,211,951	(a)
Affiliated issuers (cost $12,674,197—including investment of cash collateral for securities loaned of $10,765,415)	12,674,197
Foreign currencies, at value (cost and $180,581)	181,920
Unrealized appreciation on forward currency exchange contracts	1,401,099
Unaffiliated dividends receivable	858,158
Receivable for shares of beneficial interest sold	76,727
Affiliated dividends receivable	295

Total assets	136,404,347

Liabilities
Payable for collateral received on securities loaned	10,765,415
Unrealized depreciation on forward currency exchange contracts	1,785,781
Payable for shares of beneficial interest redeemed	149,225
Payable for investment securities purchased	57,549
Administrative fee payable	35,994
Advisory fee payable	26,199
Distribution fee payable	21,792
Transfer Agent fee payable	18,441
Trustees’ fees payable	7,240
Accrued expenses and other liabilities	91,100

Total liabilities	12,958,736

Net Assets	$123,445,611

Composition of Net Assets
Paid-in capital	$268,652,342
Accumulated loss	(145,206,731)

	$123,445,611

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$75,344,038	7,286,693	$10.34	*

C	$3,019,841	298,947	$10.10

Advisor	$28,065,283	2,651,189	$10.59

R	$6,215,194	606,519	$10.25

K	$6,958,691	675,449	$10.30

I	$3,842,564	372,591	$10.31

(a)	Includes securities on loan with a value of $16,912,153 (see Note E).

*	The maximum offering price per share for Class A shares was $10.80 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 21

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $208,307)	$1,663,819
Affiliated issuers	12,953
Securities lending income	13,112	$1,689,884

Expenses
Advisory fee (see Note B)	531,036
Distribution fee—Class A	108,033
Distribution fee—Class C	19,368
Distribution fee—Class R	18,982
Distribution fee—Class K	9,361
Transfer agency—Class A	136,117
Transfer agency—Class C	6,379
Transfer agency—Advisor Class	50,848
Transfer agency—Class R	9,870
Transfer agency—Class K	7,489
Transfer agency—Class I	399
Custodian	68,643
Registration fees	46,457
Administrative	43,264
Audit and tax	32,708
Printing	28,877
Legal	18,436
Trustees’ fees	11,204
Miscellaneous	13,111

Total expenses	1,160,582
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(297,570)

Net expenses		863,012

Net investment income		826,872

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(8,505,646)
Forward currency exchange contracts		211,859
Foreign currency transactions		(29,194)
Net change in unrealized appreciation/depreciation of:
Investments		(21,880,337)
Forward currency exchange contracts		(277,952)
Foreign currency denominated assets and liabilities		13,619

Net loss on investment and foreign currency transactions		(30,467,651)

Net Decrease in Net Assets from Operations		$(29,640,779)

See notes to financial statements.

22 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$826,872	$2,822,350
Net realized loss on investment and foreign currency transactions	(8,322,981)	(12,465,069)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(22,144,670)	16,481,252

Net increase (decrease) in net assets from operations	(29,640,779)	6,838,533
Distributions to Shareholders
Class A	(1,143,181)	(263,015)
Class C	(569)	– 0	–
Advisor Class	(497,715)	(222,533)
Class R	(83,672)	– 0	–
Class K	(102,358)	(21,405)
Class I	(72,525)	(29,459)
Transactions in Shares of Beneficial Interest
Net decrease	(15,380,620)	(33,528,533)

Total decrease	(46,921,419)	(27,226,412)
Net Assets
Beginning of period	170,367,030	197,593,442

End of period	$123,445,611	$170,367,030

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS

May 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B share have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

24 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB INTERNATIONAL VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input,

26 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2020:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Industrials	$2,535,676		$16,313,907		$	– 0	–	$18,849,583
Consumer Staples	2,468,219		14,225,722			– 0	–	16,693,941
Information Technology	2,841,737		13,142,980			– 0	–	15,984,717
Financials	– 0	–	15,238,482			– 0	–	15,238,482
Consumer Discretionary	– 0	–	11,701,672			– 0	–	11,701,672
Health Care	– 0	–	10,812,887			– 0	–	10,812,887
Materials	1,972,039		7,980,088			– 0	–	9,952,127
Energy	– 0	–	7,576,794			– 0	–	7,576,794
Communication Services	– 0	–	5,969,176			– 0	–	5,969,176
Utilities	– 0	–	5,551,275			– 0	–	5,551,275
Real Estate	– 0	–	2,881,297			– 0	–	2,881,297
Short-Term Investments	1,908,782		– 0	–		– 0	–	1,908,782
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	10,765,415		– 0	–		– 0	–	10,765,415

Total Investments in Securities	22,491,868		111,394,280	(a)		– 0	–	133,886,148
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	1,401,099			– 0	–	1,401,099
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(1,785,781)			– 0	–	(1,785,781)

Total	$22,491,868		$111,009,598		$	– 0	–	$133,501,466

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against

abfunds.com	AB INTERNATIONAL VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filings are subject to various administrative and judicial proceedings within these countries. In July 2015, the Fund successfully recovered taxes withheld by Finland for the aforementioned calendar years in the amount of 986,466 EUR. Approximately 40% of this amount was utilized as a foreign tax offset in fiscal year 2015. The Fund may incur a liability to the Internal Revenue Service for the remaining balance, although the amount of this liability cannot be determined at this time. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

28 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective July 01, 2019 the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage

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NOTES TO FINANCIAL STATEMENTS (continued)

commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, 2.00%, 1.00%, 1.50%, 1.25% and 1.00% of daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares, respectively. For the six months ended May 31, 2020, such reimbursements/waivers amounted to $296,219.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2020, the reimbursement for such services amounted to $43,264.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $70,400 for the six months ended May 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $279 from the sale of Class A shares and received $672 and $173 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2020, such waiver amounted to $776.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2020 is as follows:

Fund	Market Value 11/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,535	$21,193	$20,819	$1,909	$8
Government Money Market Portfolio*	9,200	35,034	33,469	10,765	5

Total				$12,674	$13

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares,1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,489,669, $2,359,855 and $2,415,932 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$34,326,187		$50,448,381
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$11,827,833
Gross unrealized depreciation	(23,219,848)

Net unrealized depreciation	$(11,392,015)

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended May 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,401,099	Unrealized depreciation on forward currency exchange contracts	$1,785,781

Total		$1,401,099		$1,785,781

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$211,859	$(277,952)

Total		$211,859	$(277,952)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2020:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$61,675,194
Average principal amount of sale contracts	$61,797,786

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$223,021	$(5,665)	$	– 0	–	$	– 0	–	$217,356
Barclays Bank PLC	156,516	(156,516)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	955	(955)		– 0	–		– 0	–	– 0	–
Citibank, NA	194,712	(194,712)		– 0	–		– 0	–	– 0	–
Credit Suisse International	168,789	(36,121)		– 0	–		– 0	–	132,668
Goldman Sachs Bank USA	69,448	(69,448)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	51	(51)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	12,844	(12,844)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	50,688	(50,688)		– 0	–		– 0	–	– 0	–
Natwest Markets PLC	5,347	(5,347)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	450,966	(450,966)		– 0	–		– 0	–	– 0	–
UBS AG	67,762	(53,883)		– 0	–		– 0	–	13,879

Total	$1,401,099	$(1,037,196)	$	– 0	–	$	– 0	–	$363,903	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$5,665	$(5,665)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	237,056	(156,516)	– 0	–	– 0	–	80,540
BNP Paribas SA	5,961	(955)	– 0	–	– 0	–	5,006
Citibank, NA	323,644	(194,712)	– 0	–	– 0	–	128,932
Credit Suisse International	36,121	(36,121)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	15,208	– 0	–	– 0	–	– 0	–	15,208
Goldman Sachs Bank USA	259,279	(69,448)	– 0	–	– 0	–	189,831
HSBC Bank USA	6,015	(51)	– 0	–	– 0	–	5,964
JPMorgan Chase Bank, NA	61,440	(12,844)	– 0	–	– 0	–	48,596
Morgan Stanley & Co., Inc.	259,898	(50,688)	– 0	–	– 0	–	209,210
Natwest Markets PLC	14,499	(5,347)	– 0	–	– 0	–	9,152
State Street Bank & Trust Co.	507,112	(450,966)	– 0	–	– 0	–	56,146
UBS AG	53,883	(53,883)	– 0	–	– 0	–	– 0	–

Total	$1,785,781	$(1,037,196)	$	– 0	–	$	– 0	–	$748,585	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the

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NOTES TO FINANCIAL STATEMENTS (continued)

loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2020 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$16,912,153	$10,765,415	$7,298,661	$13,112	$4,813	$575

*	As of May 31, 2020.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30, 2019	Six Months Ended May 31, 2020 (unaudited)			Year Ended November 30, 2019

Class A
Shares sold	276,454		561,561		$2,897,908		$6,790,940

Shares issued in reinvestment of dividends	81,035		20,433		1,046,977		241,926

Shares converted from Class B	– 0	–	38,306		– 0	–	490,359

Shares converted from Class C	28,642		158,378		322,490		1,943,293

Shares redeemed	(1,090,305)		(2,263,861)		(12,366,250)		(27,592,106)

Net decrease	(704,174)		(1,485,183)		$(8,098,875)		$(18,125,588)

Class B
Shares sold	– 0	–	1,716	$	– 0	–	$20,424

Shares converted to Class A	– 0	–	(39,319)		– 0	–	(490,359)

Shares redeemed	– 0	–	(5,215)		– 0	–	(62,982)

Net decrease	– 0	–	(42,818)	$	– 0	–	$(532,917)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019		Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019

Class C
Shares sold	10,545	118,886		$110,234	$1,376,432

Shares issued in reinvestment of dividends	40	– 0	–	513	– 0	–

Shares converted to Class A	(29,281)	(162,719)		(322,490)	(1,943,293)

Shares redeemed	(65,722)	(263,114)		(665,489)	(3,073,424)

Net decrease	(84,418)	(306,947)		$(877,232)	$(3,640,285)

Advisor Class
Shares sold	154,586	424,712		$1,666,270	$5,319,831

Shares issued in reinvestment of dividends	30,742	14,969		406,105	181,126

Shares redeemed	(390,110)	(1,245,603)		(4,226,439)	(15,355,278)

Net decrease	(204,782)	(805,922)		$(2,154,064)	$(9,854,321)

Class R
Shares sold	54,721	148,937		$566,836	$1,800,551

Shares issued in reinvestment of dividends	6,525	– 0	–	83,645	– 0	–

Shares redeemed	(211,760)	(382,169)		(2,414,549)	(4,622,772)

Net decrease	(150,514)	(233,232)		$(1,764,068)	$(2,822,221)

Class K
Shares sold	118,729	140,257		$1,198,476	$1,709,352

Shares issued in reinvestment of dividends	7,947	1,814		102,358	21,405

Shares redeemed	(109,008)	(248,565)		(1,142,808)	(3,005,431)

Net increase (decrease)	17,668	(106,494)		$158,026	$(1,274,674)

Class I
Shares sold	70,197	328,956		$717,699	$4,017,189

Shares issued in reinvestment of dividends	5,618	2,487		72,298	29,370

Shares redeemed	(274,208)	(107,056)		(3,434,404)	(1,325,086)

Net increase (decrease)	(198,393)	224,387		$(2,644,407)	$2,721,473

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses,

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NOTES TO FINANCIAL STATEMENTS (continued)

including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$536,412	$5,008,859

Total taxable distributions	$536,412	$5,008,859

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,750,162
Accumulated capital and other losses	(126,096,953	)(a)
Unrealized appreciation/(depreciation)	9,882,607	(b)

Total accumulated earnings/(deficit)	$(114,464,184	)(c)

(a)	As of November 30, 2019, the Fund had a net capital loss carryforward of $126,096,953. The Fund also had $123,201,431 of capital loss carryforwards expire during the fiscal year.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of refunded EU foreign tax reclaims and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2019, the Fund had a net short-term capital loss carryforward of $42,899,547 and a net long-term capital loss carryforward of $83,197,406, which may be carried forward for an indefinite period.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB INTERNATIONAL VALUE FUND | 43

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 12.84		$ 12.32		$ 14.98		$ 11.93		$ 12.67		$ 13.06

Income From Investment Operations

Net investment income(a)	.06	(b)	.19	(b)	.16	(b)	.20	(b)†	.19	(b)	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.42)		.36		(2.54)		2.87		(.75)		(.23)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(2.36)		.55		(2.38)		3.07		(.56)		.01

Less: Dividends

Dividends from net investment income	(.14)		(.03)		(.28)		(.02)		(.18)		(.40)

Net asset value, end of period	$ 10.34		$ 12.84		$ 12.32		$ 14.98		$ 11.93		$ 12.67

Total Return

Total investment return based on net asset value(d)*	(18.57)%		4.47%		(16.20)%		25.78	%†	(4.49)%		.14%††

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$75		$102		$117		$160		$129		$168

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.25	%^	1.44%		1.43%		1.45%		1.50%		1.41%

Expenses, before waivers/reimbursements(e)	1.69	%^	1.61%		1.43%		1.46%		1.50%		1.41%

Net investment income	1.13	%(b) ^	1.56	%(b)	1.11	%(b)	1.43	%(b)†	1.61	%(b)	1.90%

Portfolio turnover rate	25%		47%		34%		50%		58%		71%

See	footnote summary on page 50.

44 | AB INTERNATIONAL VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 12.46		$ 12.02		$ 14.45		$ 11.57		$ 12.28		$ 12.67

Income From Investment Operations

Net investment income(a)	.02	(b)	.10	(b)	.05	(b)	.07	(b)†	.10	(b)	.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.38)		.34		(2.47)		2.81		(.74)		(.23)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(2.36)		.44		(2.42)		2.88		(.64)		(.09)

Less: Dividends

Dividends from net investment income	(.00	)(c)	– 0	–	(.01)		– 0	–	(.07)		(.30)

Net asset value, end of period	$ 10.10		$ 12.46		$ 12.02		$ 14.45		$ 11.57		$ 12.28

Total Return

Total investment return based on net asset value(d)*	(18.93)%		3.66%		(16.77)%		24.89	%†	(5.22)%		(.62	)%††

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,020		$4,775		$8,295		$16,223		$42,198		$58,504

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	2.00	%^	2.22%		2.18%		2.22%		2.25%		2.15%

Expenses, before waivers/reimbursements(e)	2.45	%^	2.37%		2.18%		2.23%		2.25%		2.15%

Net investment income	.36	%(b) ^	.86	%(b)	.34	%(b)	.50	%(b)†	.84	%(b)	1.15%

Portfolio turnover rate	25%		47%		34%		50%		58%		71%

See	footnote summary on page 50.

abfunds.com	AB INTERNATIONAL VALUE FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 13.16		$ 12.63		$ 15.33		$ 12.20		$ 12.96		$ 13.37

Income From Investment Operations

Net investment income(a)	.08	(b)	.23	(b)	.20	(b)	.23	(b)†	.22	(b)	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.47)		.36		(2.59)		2.94		(.77)		(.24)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(2.39)		.59		(2.39)		3.17		(.55)		.04

Less: Dividends

Dividends from net investment income	(.18)		(.06)		(.31)		(.04)		(.21)		(.45)

Net asset value, end of period	$ 10.59		$ 13.16		$ 12.63		$ 15.33		$ 12.20		$ 12.96

Total Return

Total investment return based on net asset value(d)*	(18.46)%		4.72%		(15.92)%		26.08	%†	(4.26)%		.38%††

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$28		$38		$46		$65		$61		$81

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.00	%^	1.20%		1.18%		1.21%		1.25%		1.14%

Expenses, before waivers/reimbursements(e)	1.44	%^	1.36%		1.18%		1.21%		1.25%		1.14%

Net investment income	1.40	%(b) ^	1.84	%(b)	1.36	%(b)	1.66	%(b)†	1.84	%(b)	2.16%

Portfolio turnover rate	25%		47%		34%		50%		58%		71%

See	footnote summary on page 50.

46 | AB INTERNATIONAL VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 12.71		$ 12.20		$ 14.83		$ 11.82		$ 12.54		$ 12.96

Income From Investment Operations

Net investment income(a)	.05	(b)	.16	(b)	.12	(b)	.16	(b)†	.16	(b)	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.40)		.35		(2.52)		2.85		(.75)		(.24)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(2.35)		.51		(2.40)		3.01		(.59)		(.04)

Less: Dividends

Dividends from net investment income	(.11)		– 0	–	(.23)		– 0	–	(.13)		(.38)

Net asset value, end of period	$ 10.25		$ 12.71		$ 12.20		$ 14.83		$ 11.82		$ 12.54

Total Return

Total investment return based on net asset value(d)*	(18.66)%		4.18%		(16.41)%		25.52	%†	(4.69)%		(.23	)%††

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,215		$9,623		$12,079		$16,561		$15,684		$19,181

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.50	%^	1.69%		1.72%		1.71%		1.71%		1.69%

Expenses, before waivers/reimbursements(e)	1.88	%^	1.83%		1.73%		1.72%		1.71%		1.69%

Net investment income	.84	%(b) ^	1.32	%(b)	.82	%(b)	1.15	%(b)†	1.38	%(b)	1.60%

Portfolio turnover rate	25%		47%		34%		50%		58%		71%

See	footnote summary on page 50.

abfunds.com	AB INTERNATIONAL VALUE FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 12.81		$ 12.29		$ 14.93		$ 11.90		$ 12.62		$ 13.04

Income From Investment Operations

Net investment income(a)	.07	(b)	.20	(b)	.16	(b)	.20	(b)†	.20	(b)	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.42)		.35		(2.52)		2.86		(.74)		(.25)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(2.35)		.55		(2.36)		3.06		(.54)		– 0	–

Less: Dividends

Dividends from net investment income	(.16)		(.03)		(.28)		(.03)		(.18)		(.42)

Net asset value, end of period	$ 10.30		$ 12.81		$ 12.29		$ 14.93		$ 11.90		$ 12.62

Total Return

Total investment return based on net asset value(d)*	(18.62)%		4.48%		(16.09)%		25.80	%†	(4.34)%		.07	%††

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,959		$8,425		$9,390		$12,888		$10,955		$11,979

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.25	%^	1.40%		1.41%		1.40%		1.40%		1.38%

Expenses, before waivers/reimbursements(e)	1.57	%^	1.52%		1.42%		1.41%		1.40%		1.38%

Net investment income	1.19	%(b) ^	1.65	%(b)	1.12	%(b)	1.47	%(b)†	1.72	%(b)	1.93%

Portfolio turnover rate	25%		47%		34%		50%		58%		71%

See	footnote summary on page 50.

48 | AB INTERNATIONAL VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 12.86		$ 12.35		$ 15.01		$ 11.94		$ 12.68		$ 13.11

Income From Investment Operations

Net investment income(a)	.08	(b)	.24	(b)	.23	(b)	.25	(b)†	.25	(b)	.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.42)		.35		(2.54)		2.89		(.75)		(.25)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(2.34)		.59		(2.31)		3.14		(.50)		.06

Less: Dividends

Dividends from net investment income	(.21)		(.08)		(.35)		(.07)		(.24)		(.49)

Net asset value, end of period	$ 10.31		$ 12.86		$ 12.35		$ 15.01		$ 11.94		$ 12.68

Total Return

Total investment return based on net asset value(d)*	(18.50)%		4.87%		(15.77)%		26.41	%†	(3.98)%		.57%††

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,843		$7,342		$4,280		$10,781		$2,504		$3,598

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.00	%^	1.03%		.98%		.96%		.97%		.93%

Expenses, before waivers/reimbursements(e)	1.14	%^	1.11%		.99%		.97%		.97%		.93%

Net investment income	1.43	%(b) ^	1.97	%(b)	1.61	%(b)	1.79	%(b)†	2.07	%(b)	2.39%

Portfolio turnover rate	25%		47%		34%		50%		58%		71%

See	footnote summary on page 50.

abfunds.com	AB INTERNATIONAL VALUE FUND | 49

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to .01%.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2020 and year ended November 30, 2019 by .04% and .19%, respectively.

††	Includes the impact of foreign withholding tax reclaims received, which enhanced the Fund’s performance for the year ended November 30, 2015 by .33%. See Note A.4.

^	Annualized.

See notes to financial statements.

50 | AB INTERNATIONAL VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Tawhid Ali(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s International Value Senior Investment Management Team. Messrs. Ali and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB INTERNATIONAL VALUE FUND | 51

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

52 | AB INTERNATIONAL VALUE FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

abfunds.com	AB INTERNATIONAL VALUE FUND | 53

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

54 | AB INTERNATIONAL VALUE FUND	abfunds.com

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB INTERNATIONAL VALUE FUND | 55

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. At the request of the directors, the Adviser agreed to limit the Fund’s expense ratio effective July 1, 2019. The information reviewed by the directors included a pro forma expense ratio that gave effect to the limit for the entire year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category

56 | AB INTERNATIONAL VALUE FUND	abfunds.com

were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB INTERNATIONAL VALUE FUND | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

58 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES

abfunds.com	AB INTERNATIONAL VALUE FUND | 59

NOTES

60 | AB INTERNATIONAL VALUE FUND	abfunds.com

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IV-0152-0520

MAY    05.31.20

SEMI-ANNUAL REPORT

AB VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB VALUE FUND | 1

SEMI-ANNUAL REPORT

July 13, 2020

This report provides management’s discussion of fund performance for AB Value Fund for the semi-annual reporting period ended May 31, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2020 (unaudited)

	6 Months	12 Months

AB VALUE FUND[1]

Class A Shares	-14.72%	-4.83%

Class C Shares	-15.06%	-5.54%

Advisor Class Shares[2]	-14.63%	-4.61%

Class R Shares[2]	-14.89%	-5.25%

Class K Shares[2]	-14.81%	-5.00%

Class I Shares[2]	-14.59%	-4.54%

Russell 1000 Value Index	-13.38%	-1.64%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2020, by 0.00% and 0.02%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2020.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Security selection detracted, relative to the benchmark, mainly within the financials and consumer staples sectors, while selection within real estate and communication services contributed. Sector selection contributed to performance, led by an overweight to technology that helped offset losses from an underweight to health care.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Overall security selection detracted from returns. Selection within the financials and technology sectors led the underperformance, while selection within real estate and consumer discretionary contributed. Sector selection added to returns, as gains from an overweight to technology offset losses from an underweight to health care.

The Fund did not utilize derivatives during the six- or 12-month periods.

2 | AB VALUE FUND	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

US and international equities recorded negative returns for the six-month period ended May 31, 2020. All markets rallied at the conclusion of the period, rising off lows reached in March as the COVID-19 pandemic caused global equity markets to decline from all-time highs in mid-February. Continued support from central banks, early stage reopening of global economies and the prospect of a potential vaccine helped lift investor sentiment, despite a sharp contraction of economic growth and a resurgence of US-China tensions. At the end of the period, small-cap stocks briefly outperformed large-cap stocks. For most of the period, growth stocks outperformed their value-style peers; however, value saw a strong resurgence late in the period and outperformed growth.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on attractively valued opportunities, targeting a diversified range of companies. The Team utilizes a disciplined value process to determine when a company’s stock price doesn’t reflect its long-term ability to generate earnings, and selects those value stocks to build a diversified portfolio.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

abfunds.com	AB VALUE FUND | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

4 | AB VALUE FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB VALUE FUND | 5

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-4.83%	-8.88%

5 Years	-0.63%	-1.49%

10 Years	6.29%	5.84%

CLASS C SHARES

1 Year	-5.54%	-6.48%

5 Years	-1.37%	-1.37%

10 Years	5.52%	5.52%

ADVISOR CLASS SHARES[1]

1 Year	-4.61%	-4.61%

5 Years	-0.38%	-0.38%

10 Years	6.59%	6.59%

CLASS R SHARES[1]

1 Year	-5.25%	-5.25%

5 Years	-1.06%	-1.06%

10 Years	5.89%	5.89%

CLASS K SHARES[1]

1 Year	-5.00%	-5.00%

5 Years	-0.76%	-0.76%

10 Years	6.20%	6.20%

CLASS I SHARES[1]

1 Year	-4.54%	-4.54%

5 Years	-0.33%	-0.33%

10 Years	6.65%	6.65%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.99%, 1.74%, 0.74%, 1.44%, 1.13% and 0.70% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

6 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-14.55%

5 Years	-1.25%

10 Years	6.58%

CLASS C SHARES

1 Year	-12.34%

5 Years	-1.14%

10 Years	6.25%

ADVISOR CLASS SHARES[1]

1 Year	-10.59%

5 Years	-0.15%

10 Years	7.34%

CLASS R SHARES[1]

1 Year	-11.18%

5 Years	-0.83%

10 Years	6.62%

CLASS K SHARES[1]

1 Year	-10.87%

5 Years	-0.52%

10 Years	6.95%

CLASS I SHARES[1]

1 Year	-10.51%

5 Years	-0.10%

10 Years	7.40%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB VALUE FUND | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 | AB VALUE FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$852.80	$4.63	1.00%
Hypothetical**	$1,000	$1,020.00	$5.05	1.00%
Class C
Actual	$1,000	$849.40	$8.14	1.76%
Hypothetical**	$1,000	$1,016.20	$8.87	1.76%
Advisor Class
Actual	$1,000	$853.70	$3.48	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%
Class R
Actual	$1,000	$851.10	$6.66	1.44%
Hypothetical**	$1,000	$1,017.80	$7.26	1.44%
Class K
Actual	$1,000	$851.90	$5.28	1.14%
Hypothetical**	$1,000	$1,019.30	$5.76	1.14%
Class I
Actual	$1,000	$854.10	$3.29	0.71%
Hypothetical**	$1,000	$1,021.45	$3.59	0.71%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB VALUE FUND | 9

PORTFOLIO SUMMARY

May 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $324.7

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Comcast Corp.	$16,649,464	5.1%

Bank of America Corp.	14,909,006	4.6

Oracle Corp.	14,068,921	4.3

Roche Holding AG	10,644,116	3.3

UnitedHealth Group, Inc.	10,326,794	3.2

American Electric Power Co., Inc.	10,258,985	3.2

Wells Fargo & Co.	10,036,153	3.1

Johnson & Johnson	9,616,985	3.0

Juniper Networks, Inc.	8,935,565	2.7

Citigroup, Inc.	8,900,720	2.7

	$114,346,709	35.2%

1	All data are as of May 31, 2020. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Financials – 19.1%
Banks – 10.4%
Bank of America Corp.	618,118	$14,909,006
Citigroup, Inc.	185,780	8,900,720
Wells Fargo & Co.	379,152	10,036,153

		33,845,879

Capital Markets – 1.7%
Morgan Stanley	123,865	5,474,833

Diversified Financial Services – 1.6%
Berkshire Hathaway, Inc. – Class B(a)	28,251	5,242,821

Insurance – 4.6%
MetLife, Inc.	74,986	2,700,246
Progressive Corp. (The)	95,996	7,456,969
Reinsurance Group of America, Inc. – Class A	52,903	4,800,947

		14,958,162

Thrifts & Mortgage Finance – 0.8%
Essent Group Ltd.	77,571	2,563,722

		62,085,417

Information Technology – 13.7%
Communications Equipment – 4.4%
Juniper Networks, Inc.	368,325	8,935,565
Nokia Oyj (Sponsored ADR) – Class A(b)	1,301,612	5,141,367

		14,076,932

Semiconductors & Semiconductor Equipment – 2.6%
KLA Corp.	21,864	3,847,190
NXP Semiconductors NV	48,094	4,621,833

		8,469,023

Software – 4.3%
Oracle Corp.	261,650	14,068,921

Technology Hardware, Storage & Peripherals – 2.4%
Western Digital Corp.	173,639	7,704,362

		44,319,238

Health Care – 13.6%
Health Care Equipment & Supplies – 2.7%
Medtronic PLC	89,624	8,835,134

Health Care Providers & Services – 3.2%
UnitedHealth Group, Inc.	33,875	10,326,794

Pharmaceuticals – 7.7%
Johnson & Johnson	64,652	9,616,985
Perrigo Co. PLC	55,691	3,050,196

abfunds.com	AB VALUE FUND | 11

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pfizer, Inc.	47,328	$1,807,456
Roche Holding AG (Sponsored ADR)	245,539	10,644,116

		25,118,753

		44,280,681

Communication Services – 9.0%
Diversified Telecommunication Services – 9.0%
Charter Communications, Inc. – Class A(a)(b)	9,605	5,225,120
Comcast Corp. – Class A	420,441	16,649,464
Verizon Communications, Inc.	126,562	7,262,127

		29,136,711

Industrials – 8.9%
Aerospace & Defense – 0.8%
Lockheed Martin Corp.	6,601	2,564,092

Airlines – 1.5%
Alaska Air Group, Inc.	76,733	2,623,501
JetBlue Airways Corp.(a)(b)	214,321	2,158,213

		4,781,714

Building Products – 1.9%
Masco Corp.	132,380	6,175,527

Construction & Engineering – 1.3%
AECOM(a)	104,822	4,063,949

Road & Rail – 1.6%
Knight-Swift Transportation Holdings, Inc.(b)	125,754	5,232,624

Trading Companies & Distributors – 1.8%
United Rentals, Inc.(a)(b)	42,939	5,963,798

		28,781,704

Consumer Discretionary – 8.7%
Auto Components – 3.2%
Lear Corp.	20,709	2,196,190
Magna International, Inc. – Class A (United States)	197,179	8,317,010

		10,513,200

Hotels, Restaurants & Leisure – 0.8%
Papa John’s International, Inc.	32,039	2,495,518

Household Durables – 1.2%
PulteGroup, Inc.	115,713	3,930,771

Specialty Retail – 3.2%
AutoZone, Inc.(a)	3,932	4,513,385
Gap, Inc. (The)(b)	247,820	2,205,598
Williams-Sonoma, Inc.	45,937	3,822,418

		10,541,401

12 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.3%
Capri Holdings Ltd.(a)(b)	58,436	$878,877

		28,359,767

Consumer Staples – 7.7%
Beverages – 2.8%
PepsiCo, Inc.	67,427	8,870,022

Food & Staples Retailing – 2.6%
Walmart, Inc.	68,519	8,500,467

Tobacco – 2.3%
Philip Morris International, Inc.	103,165	7,568,184

		24,938,673

Utilities – 6.7%
Electric Utilities – 6.7%
American Electric Power Co., Inc.	120,340	10,258,985
FirstEnergy Corp.	129,991	5,493,419
NextEra Energy, Inc.	23,498	6,005,149

		21,757,553

Energy – 6.0%
Oil, Gas & Consumable Fuels – 6.0%
Chevron Corp.	83,747	7,679,600
EOG Resources, Inc.	82,966	4,228,777
Valero Energy Corp.	111,937	7,459,482

		19,367,859

Real Estate – 5.1%
Equity Real Estate Investment Trusts (REITs) – 5.1%
Americold Realty Trust	90,016	3,214,471
Camden Property Trust	11,583	1,060,655
CubeSmart	91,776	2,611,945
Mid-America Apartment Communities, Inc.	40,972	4,767,502
Sun Communities, Inc.	35,760	4,905,915

		16,560,488

Materials – 0.7%
Chemicals – 0.7%
Westlake Chemical Corp.	49,103	2,342,213

Total Common Stocks (cost $317,611,494)		321,930,304

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(c)(d)(e) (cost $4,480,971)	4,480,971	4,480,971

Total Investments Before Security Lending Collateral for Securities Loaned – 100.6% (cost $322,092,465)		326,411,275

abfunds.com	AB VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.14%(c)(d)(e) (cost $110,800)	110,800	$110,800

Total Investments – 100.6% (cost $322,203,265)		326,522,075
Other assets less liabilities – (0.6)%		(1,868,873)

Net Assets – 100.0%		$324,653,202

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14 | AB VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $317,611,494)	$321,930,304	(a)
Affiliated issuers (cost $4,591,771—including investment of cash collateral for securities loaned of $110,800)	4,591,771
Receivable for investment securities sold	1,816,837
Unaffiliated dividends receivable	975,135
Receivable for shares of beneficial interest sold	373,557
Affiliated dividends receivable	500
Other assets	42,662

Total assets	329,730,766

Liabilities
Payable for investment securities purchased	4,387,418
Payable for shares of beneficial interest redeemed	336,836
Advisory fee payable	143,230
Payable for collateral received on securities loaned	110,800
Administrative fee payable	35,994
Transfer Agent fee payable	13,747
Distribution fee payable	10,116
Trustees’ fees payable	6,666
Accrued expenses	32,757

Total liabilities	5,077,564

Net Assets	$324,653,202

Composition of Net Assets
Paid-in capital	$332,424,968
Accumulated loss	(7,771,766)

	$324,653,202

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$38,501,443	3,015,432	$12.77	*

C	$1,135,081	88,620	$12.81

Advisor	$277,384,408	21,699,692	$12.78

R	$396,023	31,264	$12.67

K	$5,923,035	472,734	$12.53

I	$1,313,212	103,661	$12.67

(a)	Includes securities on loan with a value of $16,467,539 (see Note E).

*	The maximum offering price per share for Class A shares was $13.34 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB VALUE FUND | 15

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $59,792)	$4,736,882
Affiliated issuers	15,628
Securities lending income	14,931	$4,767,441

Expenses
Advisory fee (see Note B)	938,633
Distribution fee—Class A	51,409
Distribution fee—Class C	7,694
Distribution fee—Class R	1,239
Distribution fee—Class K	8,010
Transfer agency—Class A	12,478
Transfer agency—Class C	552
Transfer agency—Advisor Class	88,134
Transfer agency—Class R	644
Transfer agency—Class K	6,408
Transfer agency—Class I	142
Custodian	56,300
Registration fees	47,218
Administrative	43,264
Audit and tax	25,260
Printing	23,044
Legal	18,546
Trustees’ fees	11,412
Miscellaneous	8,915

Total expenses	1,349,302
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(1,512)

Net expenses		1,347,790

Net investment income		3,419,651

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions		(14,571,580)
Net change in unrealized appreciation/depreciation of investments		(44,625,370)

Net loss on investment transactions		(59,196,950)

Net Decrease in Net Assets from Operations		$(55,777,299)

See notes to financial statements.

16 | AB VALUE FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,419,651	$5,879,099
Net realized gain (loss) on investment transactions	(14,571,580)	2,970,234
Net change in unrealized appreciation/depreciation of investments	(44,625,370)	7,799,213

Net increase (decrease) in net assets from operations	(55,777,299)	16,648,546
Distributions to Shareholders
Class A	(1,003,791)	(2,133,788)
Class B	– 0	–	(23,746)
Class C	(25,182)	(84,904)
Advisor Class	(7,581,447)	(13,862,492)
Class R	(9,808)	(31,746)
Class K	(147,489)	(341,049)
Class I	(39,178)	(66,275)
Transactions in Shares of Beneficial Interest
Net increase	10,400,426	541,926

Total increase (decrease)	(54,183,768)	646,472
Net Assets
Beginning of period	378,836,970	378,190,498

End of period	$324,653,202	$378,836,970

See notes to financial statements.

abfunds.com	AB VALUE FUND | 17

NOTES TO FINANCIAL STATEMENTS

May 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB VALUE FUND | 19

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

20 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$321,930,304		$	– 0	–	$	– 0	–	$321,930,304
Short-Term Investments	4,480,971			– 0	–		– 0	–	4,480,971
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	110,800			– 0	–		– 0	–	110,800

Total Investments in Securities	326,522,075			– 0	–		– 0	–	326,522,075
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$326,522,075		$	– 0	–	$	– 0	–	$326,522,075

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a

abfunds.com	AB VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments as dividend income, realized gain, or return of capital based on information provided by the REIT.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

22 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2020, the reimbursement for such services amounted to $43,264.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $57,207 for the six months ended May 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $390 from the sale of Class A shares and received $220 and $87 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2020, such waiver amounted to $1,353.

abfunds.com	AB VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2020 is as follows:

Fund	Market Value 11/30/19 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,147		$53,544	$51,210	$4,481	$14
Government Money Market Portfolio*	– 0	–	19,145	19,034	111	2

Total					$4,592	$16

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $973,803, $146,595 and $84,703 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$92,446,086		$88,678,617
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$38,680,622
Gross unrealized depreciation	(34,361,812)

Net unrealized appreciation	$4,318,810

abfunds.com	AB VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2020.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal

26 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$ 16,467,539	$110,800	$16,803,456	$14,931	$1,903	$159

*	As of May 31, 2020.

abfunds.com	AB VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2020 (unaudited)		Year Ended November 30, 2019	Six Months Ended May 31, 2020 (unaudited)			Year Ended November 30, 2019

Class A
Shares sold	162,823		106,949		$2,105,223		$1,522,824

Shares issued in reinvestment of dividends	57,860		132,088		875,425		1,837,342

Shares converted from Class B	– 0	–	40,841		– 0	–	619,419

Shares converted from Class C	18,075		34,105		230,967		495,251

Shares redeemed	(281,974)		(593,135)		(3,868,401)		(8,504,424)

Net decrease	(43,216)		(279,152)		$(656,786)		$(4,029,588)

Class B
Shares sold	– 0	–	2,020	$	– 0	–	$29,268

Shares issued in reinvestment of dividends	– 0	–	1,677		– 0	–	23,481

Shares converted to Class A	– 0	–	(40,626)		– 0	–	(619,419)

Shares redeemed	– 0	–	(1,839)		– 0	–	(25,789)

Net decrease	– 0	–	(38,768)	$	– 0	–	$(592,459)

Class C
Shares sold	4,312		17,361		$64,456		$241,372

Shares issued in reinvestment of dividends	1,253		4,766		19,076		66,721

Shares converted to Class A	(17,992)		(34,043)		(230,967)		(495,251)

Shares redeemed	(23,240)		(39,060)		(303,737)		(563,799)

Net decrease	(35,667)		(50,976)		$(451,172)		$(750,957)

Advisor Class
Shares sold	3,134,915		3,366,195		$41,199,908		$47,909,722

Shares issued in reinvestment of dividends	432,575		928,352		6,544,864		12,913,373

Shares redeemed	(2,781,200)		(3,698,138)		(35,971,691)		(53,750,259)

Net increase	786,290		596,409		$11,773,081		$7,072,836

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019	Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30, 2019

Class R
Shares sold	2,075	11,456	$27,495	$164,982

Shares issued in reinvestment of dividends	652	2,295	9,808	31,745

Shares redeemed	(9,620)	(31,314)	(117,844)	(452,597)

Net decrease	(6,893)	(17,563)	$(80,541)	$(255,870)

Class K
Shares sold	66,983	75,800	$829,023	$1,064,782

Shares issued in reinvestment of dividends	9,925	24,948	147,489	341,047

Shares redeemed	(88,416)	(172,269)	(1,127,850)	(2,443,061)

Net decrease	(11,508)	(71,521)	$(151,338)	$(1,037,232)

Class I
Shares sold	1,941	18,102	$21,337	$264,906

Shares issued in reinvestment of dividends	456	24	6,827	330

Shares redeemed	(4,848)	(8,822)	(60,982)	(130,040)

Net increase (decrease)	(2,451)	9,304	$(32,818)	$135,196

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective

abfunds.com	AB VALUE FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in

30 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$4,542,798	$4,949,539
Net long-term capital gains	12,001,202	– 0	–

Total taxable distributions paid	$16,544,000	$4,949,539

abfunds.com	AB VALUE FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,271,014
Undistributed capital gains	2,794,693
Unrealized appreciation/(depreciation)	48,746,720	(a)

Total accumulated earnings/(deficit)	$56,812,427

(a)	The other difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2019, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

32 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.30	$ 15.36	$ 15.93	$ 14.29	$ 13.86	$ 14.51

Income From Investment Operations

Net investment income(a)	.12	(b)	.20	(b)	.14	(b)	.15	(b)†	.16	(b)	.16

Net realized and unrealized gain (loss) on investment transactions	(2.32)	.38	(.55)	1.65	.44	(.60)

Net increase (decrease) in net asset value from operations	(2.20)	.58	(.41)	1.80	.60	(.44)

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.15)	(.16)	(.16)	(.17)	(.21)

Distributions from net realized gain on investment transactions	(.11)	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.64)	(.16)	(.16)	(.17)	(.21)

Net asset value, end of period	$ 12.77	$ 15.30	$ 15.36	$ 15.93	$ 14.29	$ 13.86

Total Return

Total investment return based on net asset value(c)*	(14.72)%	4.14%	(2.52)%	12.68	%†	4.44%	(3.07)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38,502	$46,800	$51,284	$58,220	$49,150	$54,560

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.00	%^	.99%	.97%	.98%	1.00%	1.03%

Expenses, before waivers/reimbursements	1.00	%^	.99%	.97%	.98%	1.00%	1.03%

Net investment income	1.79	%(b)^	1.38	%(b)	.90	%(b)	1.02	%(b)†	1.22	%(b)	1.15%

Portfolio turnover rate	26%	45%	40%	41%	74%	91%

See	footnote summary on page 39.

abfunds.com	AB VALUE FUND | 33

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.28	$ 15.30	$ 15.81	$ 14.19	$ 13.76	$ 14.41

Income From Investment Operations

Net investment income(a)	.07	(b)	.09	(b)	.02	(b)	.04	(b)†	.06	(b)	.06

Net realized and unrealized gain (loss) on investment transactions	(2.34)	.38	(.53)	1.64	.44	(.60)

Net increase (decrease) in net asset value from operations	(2.27)	.47	(.51)	1.68	.50	(.54)

Less: Dividends and Distributions

Dividends from net investment income	(.09)	– 0	–	– 0	–	(.06)	(.07)	(.11)

Distributions from net realized gain on investment transactions	(.11)	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.49)	– 0	–	(.06)	(.07)	(.11)

Net asset value, end of period	$ 12.81	$ 15.28	$ 15.30	$ 15.81	$ 14.19	$ 13.76

Total Return

Total investment return based on net asset value(c)*	(15.06)%	3.35%	(3.23)%	11.84	%†	3.64%	(3.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,135	$1,899	$2,681	$4,238	$14,545	$15,571

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.76	%^	1.74%	1.72%	1.73%	1.74%	1.73%

Expenses, before waivers/reimbursements	1.76	%^	1.74%	1.73%	1.74%	1.74%	1.73%

Net investment income	.99	%(b)^	.62	%(b)	.13	%(b)	.26	%(b)†	.47	%(b)	.44%

Portfolio turnover rate	26%	45%	40%	41%	74%	91%

See	footnote summary on page 39.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.33	$ 15.40	$ 15.96	$ 14.31	$ 13.89	$ 14.55

Income From Investment Operations

Net investment income(a)	.14	(b)	.24	(b)	.18	(b)	.19	(b)†	.19	(b)	.21

Net realized and unrealized gain (loss) on investment transactions	(2.33)	.37	(.54)	1.65	.45	(.62)

Net increase (decrease) in net asset value from operations	(2.19)	.61	(.36)	1.84	.64	(.41)

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.19)	(.20)	(.19)	(.22)	(.25)

Distributions from net realized gain on investment transactions	(.11)	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.68)	(.20)	(.19)	(.22)	(.25)

Net asset value, end of period	$ 12.78	$ 15.33	$ 15.40	$ 15.96	$ 14.31	$ 13.89

Total Return

Total investment return based on net asset value(c)*	(14.63)%	4.43%	(2.31)%	13.02	%†	4.72%	(2.84)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$277,384	$320,680	$312,921	$342,437	$319,337	$313,391

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.75	%^	.74%	.72%	.73%	.74%	.73%

Expenses, before waivers/reimbursements	.75	%^	.74%	.72%	.73%	.74%	.73%

Net investment income	2.05	%(b)^	1.64	%(b)	1.15	%(b)	1.26	%(b)†	1.48	%(b)	1.45%

Portfolio turnover rate	26%	45%	40%	41%	74%	91%

See	footnote summary on page 39.

abfunds.com	AB VALUE FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.14	$ 15.20	$ 15.76	$ 14.14	$ 13.69	$ 14.34

Income From Investment Operations

Net investment income(a)	.09	(b)	.13	(b)	.07	(b)	.09	(b)†	.10	(b)	.11

Net realized and unrealized gain (loss) on investment transactions	(2.30)	.38	(.53)	1.62	.44	(.60)

Net increase (decrease) in net asset value from operations	(2.21)	.51	(.46)	1.71	.54	(.49)

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.08)	(.10)	(.09)	(.09)	(.16)

Distributions from net realized gain on investment transactions	(.11)	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.57)	(.10)	(.09)	(.09)	(.16)

Net asset value, end of period	$ 12.67	$ 15.14	$ 15.20	$ 15.76	$ 14.14	$ 13.69

Total Return

Total investment return based on net asset value(c)*	(14.89)%	3.69%	(2.96)%	12.17	%†	3.99%	(3.47)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$396	$578	$847	$1,089	$1,190	$1,127

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.44	%^	1.44%	1.42%	1.41%	1.43%	1.41%

Expenses, before waivers/reimbursements	1.45	%^	1.44%	1.42%	1.41%	1.43%	1.41%

Net investment income	1.34	%(b)^	.90	%(b)	.43	%(b)	.59	%(b)†	.78	%(b)	.76%

Portfolio turnover rate	26%	45%	40%	41%	74%	91%

See	footnote summary on page 39

36 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.01	$ 15.08	$ 15.63	$ 14.03	$ 13.62	$ 14.27

Income From Investment Operations

Net investment income(a)	.11	(b)	.18	(b)	.12	(b)	.13	(b)†	.14	(b)	.15

Net realized and unrealized gain (loss) on investment transactions	(2.28)	.37	(.53)	1.62	.43	(.59)

Net increase (decrease) in net asset value from operations	(2.17)	.55	(.41)	1.75	.57	(.44)

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.13)	(.14)	(.15)	(.16)	(.21)

Distributions from net realized gain on investment transactions	(.11)	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.62)	(.14)	(.15)	(.16)	(.21)

Net asset value, end of period	$ 12.53	$ 15.01	$ 15.08	$ 15.63	$ 14.03	$ 13.62

Total Return

Total investment return based on net asset value(c)*	(14.81)%	4.03%	(2.65)%	12.56	%†	4.26%	(3.16)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,923	$7,267	$8,380	$10,167	$10,976	$10,345

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.14	%^	1.13%	1.11%	1.11%	1.11%	1.11%

Expenses, before waivers/reimbursements	1.14	%^	1.13%	1.11%	1.12%	1.11%	1.11%

Net investment income	1.65	%(b)^	1.24	%(b)	.75	%(b)	.88	%(b)†	1.10	%(b)	1.07%

Portfolio turnover rate	26%	45%	40%	41%	74%	91%

See	footnote summary on page 39.

abfunds.com	AB VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2020 (unaudited)	Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.20	$ 15.27	$ 15.82	$ 14.20	$ 13.78	$ 14.44

Income From Investment Operations

Net investment income(a)	.14	(b)	.24	(b)	.18	(b)	.19	(b)†	.20	(b)	.21

Net realized and unrealized gain (loss) on investment transactions	(2.30)	.38	(.53)	1.63	.44	(.61)

Net increase (decrease) in net asset value from operations	(2.16)	.62	(.35)	1.82	.64	(.40)

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.20)	(.20)	(.20)	(.22)	(.26)

Distributions from net realized gain on investment transactions	(.11)	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.69)	(.20)	(.20)	(.22)	(.26)

Net asset value, end of period	$ 12.67	$ 15.20	$ 15.27	$ 15.82	$ 14.20	$ 13.78

Total Return

Total investment return based on net asset value(c)*	(14.59)%	4.42%	(2.16)%	12.96	%†	4.81%	(2.81)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,313	$1,613	$1,479	$3,048	$3,046	$3,048

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.71	%^	.70%	.68%	.68%	.69%	.69%

Expenses, before waivers/reimbursements	.71	%^	.70%	.68%	.69%	.69%	.69%

Net investment income	2.08	%(b)^	1.68	%(b)	1.17	%(b)	1.31	%(b)†	1.52	%(b)	1.50%

Portfolio turnover rate	26%	45%	40%	41%	74%	91%

See	footnote summary on page 39.

38 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016 and November 30, 2015 by .04%, .06%, .07%, .21% and .13%, respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB VALUE FUND | 39

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Joseph G. Paul(2)(3), Senior Vice President Cem Inal(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Value Senior Investment Management Team. Messrs. Paul and Inal are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

3	Mr. Paul is expected to retire from the Adviser effective December 31, 2020.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

abfunds.com	AB VALUE FUND | 43

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB VALUE FUND | 45

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB VALUE FUND | 47

NOTES

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NOTES

abfunds.com	AB VALUE FUND | 49

NOTES

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NOTES

abfunds.com	AB VALUE FUND | 51

NOTES

52 | AB VALUE FUND	abfunds.com

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

VAL-0152-0520

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 27, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 27, 2020